                                 SCHEDULE 14A

          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.__)

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[X]  Preliminary Proxy Statement

[_]  Definitive Proxy Statement

[_]  Definitive Additional Materials.

[_]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

[_] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2)).


                              CLARUS CORPORATION
                              ------------------
               (Name of Registrant as Specified in its Charter)

  -------------------------------------------------------------------------

   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.


     (1) Title of each class of securities to which transaction applies:

     -------------------------------------------------------------------------


     (2) Aggregate number of securities to which transaction applies:

     -------------------------------------------------------------------------


     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     -------------------------------------------------------------------------


     (4) Proposed maximum aggregate value of transaction:

     -------------------------------------------------------------------------


     (5) Total fee paid:

     -------------------------------------------------------------------------

[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

     -------------------------------------------------------------------------


     (2) Form, Schedule or Registration Statement No.:

     -------------------------------------------------------------------------


     (3) Filing Party:

     -------------------------------------------------------------------------


     (4) Date Filed:

     -------------------------------------------------------------------------

                                 [Clarus Logo]
                             3970 Johns Creek Court
                             Suwanee, Georgia 30024

Dear Stockholder:

     You are cordially invited to attend the Annual Stockholders' Meeting of Clarus Corporation, to be held at Atlanta Marriott Alpharetta, 5750 Winward Parkway, Alpharetta, Georgia 30005, on Tuesday, June 13, 2000 at 9:00 a.m., local time, notice of which is enclosed.

     The following proposals are to be presented at the meeting:

     . to elect two Directors to serve until the 2003 Annual Stockholders' Meeting;

     . to amend our Certificate of Incorporation to increase our authorized common stock from 25,000,000 shares of common stock to 100,000,000 shares;

     . to amend and restate our Stock Incentive Plan to incorporate prior amendments and to increase the total number of shares of our common stock that may be issued under the Plan from 1,500,000 shares to 3,000,000 shares and make other minor revisions designed to facilitate plan administration; and

     .  to adopt an Employee Stock Purchase Plan.

     The proposals listed above have been approved unanimously by your Board of Directors and are recommended by the Board to you for approval. Each member of the Board of Directors has agreed to vote all shares of our common stock owned by such director in favor of the proposals.

     A plurality of our outstanding common stock present in person or represented by proxy and entitled to vote at the meeting will be required to elect two Directors to serve until the 2003 Annual Stockholders' Meeting. The affirmative vote of a majority of our common stock present in person or represented by proxy and entitled to vote will be required to approve the remainder of the proposals.

     We hope that you will be able to join us and let us give you a review of 1999. Whether you own a few or many shares of stock and whether or not you plan to attend in person, it is important that your shares be voted on matters that come before the meeting. To make sure your shares are represented, we urge you to complete and mail the enclosed proxy card promptly.

     Thank you for helping us make 1999 a success. We look forward to your continued support in 2000.

                              Sincerely,

                              Stephen P. Jeffery, Chairman of the Board,
                              President and Chief Executive Officer
Atlanta, Georgia
May 15, 2000

                                 [Clarus Logo]
                             3970 Johns Creek Court
                             Suwanee, Georgia 30024
                                 (770) 291-3900

                     NOTICE OF ANNUAL STOCKHOLDERS' MEETING
                            TO BE HELD JUNE 13, 2000

     Notice is hereby given that the Annual Stockholders' Meeting of Clarus Corporation will be held at Atlanta Marriott Alpharetta, 5750 Winward Parkway, Alpharetta, Georgia 30005, on Tuesday, June 13, 2000 at 9:00 a.m., local time, for the following purposes:

     1. Election of Directors. The election of two nominees for Class II Directors of Clarus to serve until the 2003 Annual Stockholders' Meeting;

     2. Amendment to Certificate of Incorporation to Increase Authorized Common Stock. The amendment of our Certificate of Incorporation to increase our authorized shares of common stock;

     3. Amendment and Restatement of Stock Incentive Plan. The amendment and restatement of our Stock Incentive Plan to incorporate prior amendments and to increase the total number of shares of our common stock that may be issued under the Plan, and make certain other changes described to facilitate plan administration;

     4. Adoption of an Employee Stock Purchase Plan. The adoption of our Employee Stock Purchase Plan; and

     5. Other Business. The transaction of such other business as may properly come before the meeting, including adjourning the meeting to permit, if necessary, further solicitation of proxies.

     A plurality of our outstanding common stock present in person or represented by proxy at the meeting will be required to elect the Class II Directors. The affirmative vote of a majority of the shares of our common stock present in person or represented by proxy and entitled to vote will be required to approve proposals 2, 3 and 4 listed above. Only stockholders of record at the close of business on April 25, 2000 are entitled to receive notice of and to vote at the meeting or any adjournment or postponement thereof.

     The Board of Directors unanimously recommends that holders of our common stock vote "FOR" the proposals listed above.

     We urge you to sign and return the enclosed proxy as promptly as possible, whether or not you plan to attend the meeting in person. You may revoke your proxy by filing with our Secretary an instrument of revocation or a duly executed proxy bearing a later date or by electing to vote in person at the meeting.

                              By Order of the Board of Directors

                              Mark D. Gagne, Secretary

Atlanta, Georgia
May 15, 2000

                                 [Clarus Logo]

             Proxy Statement For 2000 Annual Stockholders' Meeting

                               TABLE OF CONTENTS

Voting Information..................................................   1
Proposal 1 -- Election of Directors.................................   2
Executive Officers..................................................   4
Executive Compensation..............................................   6
Stock Performance Graph.............................................   8
Compensation Committee Report on Executive Compensation.............   8
Proposal 2 - Amendment To Our Certificate Of Incorporation..........  10
Proposal 3 - Amendment and Restatement of Our Stock Incentive Plan..  13
Proposal 4 - Adoption of Employee Stock Purchase Plan...............  18
Principal Stockholders..............................................  21
Section 16(a) Beneficial Ownership Reporting Compliance.............  22
General Information.................................................  22

                                 [Clarus Logo]
                              PROXY STATEMENT FOR
                       2000 ANNUAL STOCKHOLDERS' MEETING

                              VOTING INFORMATION

Purpose

     This Proxy Statement is being furnished to you in connection with the solicitation by and on behalf of our Board of Directors of proxies for use at our 2000 Annual Stockholders' Meeting, at which you will be asked to vote upon proposals to:

     . elect two Directors to serve as Class II Directors until our 2003 Annual Stockholders' Meeting (see Proposal 1);

     . approve an amendment to our Certificate of Incorporation to increase the number of authorized shares of common stock (see Proposals 2);

     . approve the amendment and restatement of our Stock Incentive Plan to increase the number of shares available for grant under the plan, incorporate prior amendments and make certain other changes designed to facilitate plan administration (see Proposal 3); and

     .    adopt an Employee Stock Purchase Plan (see Proposal 4).

     The meeting will be held at 9:00 a.m., local time, on Tuesday, June 13, 2000, at Atlanta Marriott Alpharetta, 5750 Winward Parkway, Alpharetta, Georgia 30005. This Proxy Statement and the enclosed proxy are first being mailed to stockholders on or about May 15, 2000.

Proxy Card and Revocation

     You are requested to promptly sign, date, and return the accompanying proxy card to us in the enclosed postage-paid envelope. Any stockholder who has delivered a proxy may revoke it at any time before it is voted by giving notice of revocation in writing or submitting to us a signed proxy bearing a later date, provided that such notice or proxy is actually received by us prior to the taking of the stockholder vote or by electing to vote in person at the meeting. Any notice of revocation should be sent to Clarus Corporation, 3970 Johns Creek Court, Suwanee, Georgia 30024, Attention: Mark D. Gagne, Corporate Secretary. The shares of our common stock represented by properly executed proxies received at or prior to the meeting and not subsequently revoked will be voted as directed in such proxies. If instructions are not given, shares represented by proxies received will be voted FOR election of the nominees for Director and approval of the proposals. As of the date of this Proxy Statement, we are unaware of any other matter to be presented at the meeting.

Who Can Vote; Voting of Shares

     Our Board of Directors has established the close of business on April 25, 2000, as the record date for determining our stockholders entitled to notice of and to vote at the meeting. Only our stockholders of record as of the record date will be entitled to vote at the meeting. The affirmative vote of a plurality of our outstanding common stock present in person or represented by proxy and entitled to vote at the meeting will be required to elect two Directors to serve until the 2003 Annual Stockholders' Meeting. The affirmative vote of a majority of our outstanding common stock present in person or represented by proxy and entitled to vote at the meeting will be required to amend our Amended and Restated Certificate of Incorporation to increase our authorized shares of common stock, to amend and restate our Stock Incentive Plan, to adopt our Employee Stock Purchase Plan and to approve any other proposals considered at the meeting. Under certain circumstances, brokers are prohibited from exercising discretionary authority for beneficial owners who have not returned proxies to the brokers (so-called "broker non-votes"). In such cases, those shares will be counted for the purpose of determining if a quorum is present but will not be included in the vote totals with respect to those matters for which the broker cannot vote. If a stockholder abstains from voting on a mater, those shares will be counted for the purpose of determining if a quorum is present and will be counted as a vote against such proposals.

     As of the record date, there were 14,132,841 shares of our common stock outstanding and 134 holders of record of shares of our common stock outstanding and entitled to vote at the meeting, with each share entitled to one vote.

     The presence, in person or by proxy, of a majority of the outstanding shares of our common stock entitled to vote at the meeting is necessary to constitute a quorum of the stockholders in order to take action at the meeting. For these purposes, shares of our common stock that are present, or represented by proxy, at the meeting will be counted for quorum purposes regardless of whether the holder of the shares or proxy fails to vote on any matter or whether a broker with discretionary authority fails to exercise its discretionary voting authority with respect to any matter.

How You Can Vote

     You may vote your shares by marking the appropriate boxes on the enclosed proxy card. You must sign and return the proxy card promptly in the enclosed self-addressed envelope. Your vote is important. Please return your marked proxy card promptly so your shares can be represented, even if you plan to attend the meeting in person.

                      PROPOSAL 1 -- ELECTION OF DIRECTORS

Number and Classification

     Our Board of Directors currently consists of seven Directors. Our bylaws provide that our Board of Directors will consist of not less than two, nor more than seven members, the precise number to be determined from time to time by the Board of Directors. The number of Directors has been set at seven by the Board. The seven members who comprise our Board of Directors are divided into three classes of Directors: Class I Directors, Class II Directors and Class III Directors, with each such class of Directors serving staggered three-year terms.

     Messrs. Coxe and House serve in the class having a term that expires in 2000; Messrs. Jeffery and Mohammadioun serve in the class having a term that expires in 2001; and Messrs. Behar, Kaiser and Johnson serve in the class having a term that expires in 2002. Upon the expiration of the term of each class of Directors, Directors comprising the class of Directors if nominated will be eligible to be elected for a three-year term at the next succeeding annual meeting of stockholders.

Nominees

     We have selected two nominees that we propose for election to our Board as Class II Directors. The nominees for Class II Directors will be elected to serve a three-year term that will expire at our 2003 Annual Stockholders' Meeting. The two nominees for our Class II Directors are: Tench Coxe and Donald L. House, both of whom currently serve as Directors. Proxies cannot be voted at the meeting for a greater number of persons than the number of nominees named.

     Each of the nominees has consented to being named in this Proxy Statement and to serve as a Director of Clarus if elected. In the event that any nominee withdraws or for any reason is not able to serve as a Director, the proxy will be voted for such other person as may be designated by the Board of Directors (or to reduce the number of persons to be elected by the number of persons unable to serve), but in no event will the proxy be voted for more than two nominees.

     The Board of Directors unanimously recommends that you vote FOR each nominee.

Board of Directors

     The following table sets forth the name and age of each of the two nominees for election as Class II Directors and the remaining Directors who will continue to serve on our Board of Directors, as well as his Director classification and length of service on our Board.

                                                                             Director            Year First
                   Name                                 Age               Classification           Elected
------------------------------------------           ---------        ---------------------     -------------
Norman N. Behar...........................              37                      I                   1999

Mark A. Johnson...........................              47                      I                   1998

William S. Kaiser.........................              44                      I                   1992

Tench Coxe................................              42                     II                   1993

Donald L. House...........................              58                     II                   1993

Stephen P. Jeffery........................              44                    III                   1997

Said Mohammadioun.........................              52                    III                   1998

Meetings and Committees of the Board

     Our Board of Directors held 18 meetings during 1999. Each Director attended 75% or more of the aggregate number of meetings held by the Board of Directors and the committees on which he served. Our Board of Directors has two standing committees: the Audit Committee and the Compensation Committee. During 1999, the Board of Directors did not have a standing nominating committee, although the functions of such committee were performed by the full Board of Directors. See "General Information--Stockholder Proposals for 2001 Annual Meeting."

     The Audit Committee presently consists of Messrs. Coxe, House and Johnson. The Audit Committee has been assigned the principal functions of:

     .    appointing and meeting with the independent auditors;

     .    reviewing and approving the annual report of the independent auditors;

     .    meeting with management regarding audit matters;

     .    approving the annual financial statements; and

     . reviewing and approving summary reports of the auditor's findings and recommendations.

The Audit Committee held one meeting during 1999.

     The Compensation Committee presently consists of Messrs. Behar, Kaiser and Mohammadioun. The Compensation Committee has been assigned the functions of approving and monitoring the remuneration arrangements for senior management and equity compensation awards under our stock-based plans. The Compensation Committee held 18 meetings during 1999.

     The functions of a nominating committee are performed by the full Board. The Board will consider stockholder nominations for Director which are presented in accordance with established procedures. See "General Information -Stockholder Proposal for 2001 Annual Meeting, below."

Director Compensation

     Directors who are not our employees ("Outside Directors") currently include Messrs. Behar, Coxe, House, Johnson, Kaiser and Mohammadioun. Our Directors do not receive an annual retainer or any fees for attending regular meetings of the Board of Directors. Directors may participate in our Stock Incentive Plan. On January 28, 1999, Mr. Behar was granted an option to purchase 18,750 shares of our common stock at an exercise price of $3.50 per share, and on May 27, 1999, he was granted an option to purchase 2,500 shares of our common stock at any exercise price of $5.41 per share. In addition, on May 27, 1999, each of our other Directors at that time, other than Mr. Behar and Mr. Jeffery, was granted options to purchase 7,500 shares of our common stock at an exercise price of $5.41 per share. The options granted to our directors in 1999 vest in installments over a period of four years with 25% of the options vesting 12 months from the date of grant and the remaining 75% of the options vesting in equal amounts monthly over the remaining 36 months.

                              EXECUTIVE OFFICERS

     The following table sets forth the name, age at April 25, 2000, and position of each executive officer.

                  Name                          Age                         Positions
-----------------------------------------     -------  -----------------------------------------------------
Stephen P. Jeffery                              44     Chairman, President and Chief Executive Officer

Joseph E. Bibler                                40     Vice President, Client Services

Robert L. Clay                                  40     Vice President, Products

William M. Curran, Jr.                          37     Vice President, Sales

Mark D. Gagne                                   39     Executive Vice President, Chief Financial Officer,
                                                       Secretary and Treasurer

Steven M. Hornyak                               34     Vice President, Strategy and Business Development

Julie K. Smith                                  39     Vice President, Marketing

Our executive officers are appointed by the Board of Directors and serve until their successors are duly elected and qualified. There are no family relationships among any of our executive officers or Directors.

Biographies of Directors and Executive Officers

     Stephen P. Jeffery joined us in November 1994 as Vice President of Marketing and was elected Vice President of Sales and Marketing in June 1995. He was elected President in October 1995, a Director in October 1997, Chairman of the Board in December 1997 and Chief Executive Officer in February 1998. Prior to joining us, Mr. Jeffery was employed by Hewlett-Packard Company, where he served as the manager of Hewlett-Packard's client/server solutions and partner programs, as well as in a variety of sales and marketing management positions in the United States and Europe for 15 years. Mr. Jeffery also served in sales with International Business Machines prior to joining Hewlett-Packard.

     Joseph E. Bibler joined us in February 1997 as Vice President of our former services subsidiary and was elected President of our former services subsidiary in February 1998. In January 1999 he was elected as our Vice President, responsible for client services. Prior to joining us, Mr. Bibler spent 15 years with Andersen Consulting, most recently as an associate partner. At Andersen Consulting, he served in a variety of roles, including leading of one of Andersen's regional software implementation practices.

     Robert L. Clay joined us in October 1996 as Director of Product Marketing and became Assistant Vice President of Products in August 1999. Mr. Clay was elected Vice President of Products in December 1999. Prior to joining us, Mr. Clay served in various positions from 1994 to 1996 with Attachmate, formerly DCA, most recently as vice president of client/server and Internet products and director of product marketing of client/server and Internet products.

     William M. Curran, Jr. joined us in February 1996 as a Regional Sales Manager for our southern region. In August 1997, Mr. Curran was elected Vice President of Sales for our eastern region. In January 2000 he was elected Vice President, and is currently responsible for our entire sales organization. Prior to joining us, Mr. Curran was employed by Geac from November 1989 until February 1996 as a senior account executive.

     Mark D. Gagne joined us in January 2000 as Executive Vice President, Chief Financial Officer, Secretary and Treasurer. Prior to joining us, Mr. Gagne served from January 1997 to December 1999 as chief financial officer, treasurer and chief acquisitions officer for BridgeStreet Accommodations, Inc., which provides long-term lodging for corporate executives. From February 1992 to December 1995, Mr. Gagne served as chief financial officer, treasurer and division chief operating officer for CMG Information Systems, Inc., a developer and operator of Internet and direct marketing companies.

     Steven M. Hornyak joined us in December 1994 as an Account Executive and was promoted to Regional Sales Manager for our Northeast region in 1996. In August 1997, Mr. Hornyak was elected Vice President of Marketing. In January 2000, Mr. Hornyak was elected as Vice President and is currently responsible for our strategy and business development organization. Prior to joining us, Mr. Hornyak served in a variety of sales and consulting roles for Oracle Corporation from June 1992 until December 1994. Mr. Hornyak served as management consultant with PricewaterhouseCoopers from 1990 to 1992.

     Julie K. Smith joined us in 1993 as a Senior Account Executive. She joined our marketing organization in May 1996 as Product Marketing Manager and was promoted to Director of Marketing Communications in September 1997. Ms. Smith was elected Vice President of Marketing in December 1999. Prior to joining us, Ms. Smith was employed by Oracle Corporation, where she served as an application sales representative for the client/server applications. Ms. Smith also served in a variety of software sales and professional services positions with Dun & Bradstreet Software and Computron for 11 years.

     Norman N. Behar has served as a member of our Board of Directors since January 1999. Mr. Behar has served as the President and Chief Executive Officer of employeesaving.com since July 1999. From November 1998 through March 1999, Mr. Behar served as Executive Vice President of Clarus CSA following our acquisition of ELEKOM Corporation. Mr. Behar was ELEKOM's president and chief executive officer from January 1998 to November 1998. From January 1996 to December 1997, Mr. Behar was president and chief executive officer of Catapult, a provider of personal computer training services. From April 1991 until December 1995, Mr. Behar was chief operating officer of Catapult.

     Tench Coxe has served as a member of our Board of Directors since September 1993. Mr. Coxe has served as a managing director of the general partner of Sutter Hill Ventures, a venture capital company located in Palo Alto, California, since 1989. Mr. Coxe also serves on the board of directors of Alteon WebSystems, Copper Mountain Networks and Nvidia Corporation and on the boards of directors of several privately-held companies.

     Donald L. House has served as a member of our Board of Directors since January 1993. Mr. House served as Chairman of our Board of Directors from January 1994 until December 1997 and as our President from January 1993 until December 1993. Mr. House also serves on the boards of directors of eShare Technologies, where he serves as chairman of its audit committee and as a member of its compensation committee, Ockham Technologies, Inc., and Carreker Corporation. Mr. House also serves on the board of directors of several privately-held technology companies.

     William S. Kaiser has served on our Board of Directors since November 1992. Mr. Kaiser joined Greylock Management Corporation, a venture capital company located in Boston, Massachusetts, in 1986 and became a general partner in 1988. Mr. Kaiser also serves on the board of directors of Open Market, Inc., Red Hat, Student Advantage and several privately held companies.

     Mark A. Johnson has served as a member of our Board of Directors since July 1998. Mr. Johnson has served as the vice chairman of CheckFree Corporation, a supplier of financial e-commerce services, software and related products, since 1997. He also serves on the board of directors of CheckFree. From 1982 to 1997 Mr. Johnson served in various capacities with CheckFree, including as president in 1996 and as executive vice president of corporate development from 1990 to 1996.

     Said Mohammadioun has served as a member of our Board of Directors since March 1998. Mr. Mohammadioun has served as chairman and chief executive officer of Synchrologic since October 1996. From March 1995 to September 1996, he was a private investor in small technology companies. Mr. Mohammadioun was vice president of Lotus Development Corp. from December 1990 to February 1995.

                            EXECUTIVE COMPENSATION

     The following table provides certain summary information for 1999, 1998 and 1997 concerning compensation paid or accrued by us to or on behalf of our Chief Executive Officer and our other four most highly compensated executive officers during 1999 (our "Named Executive Officers").

                          Summary Compensation Table

                                                                               Long-Term
                                                                              Compensation
                                             Annual Compensation(1)             Awards(2)
                                             ----------------------             ---------
                                                                               Securities
                                                                               Underlying
                                                                                Options         All Other
Name and Principal Position              Year       Salary($)      Bonus($)    Granted(#)    Compensation($)
---------------------------              ----       ---------      --------    ----------    ---------------
Stephen P. Jeffery....................   1999       $225,666       $93,257       110,000              --
   Chairman, Chief Executive Officer     1998        240,672       129,843       112,499              --
   and President                         1997        160,417(3)     77,192        75,000              --

Joseph E. Bibler......................   1999        209,027       158,376        20,000              --
   Vice President, Client Services       1998        180,451       130,187        40,000              --
                                         1997        142,826        41,479        60,000              --

William M. Curran, Jr.................   1999        142,223       244,578            --              --
   Vice President, Sales                 1998        142,586       388,512        80,500              --
                                         1997        111,748       181,388        45,000              --

Steven M. Hornyak.....................   1999        175,666        94,558       100,000              --
   Vice President, Strategy and          1998        156,177        90,143        40,000              --
   Business Development                  1997        123,776       135,252        51,000        $ 53,394(4)

Arthur G. Walsh, Jr. (5)..............   1999         94,917        30,563         6,000(6)      202,433(7)
   Vice President, Chief Financial       1998        152,586        60,215            --              --
   Officer and Secretary                 1997        150,900            --        30,000(8)           --

___________
(1) In accordance with the rules of the Securities and Exchange Commission, the compensation set forth in the table does not include medical insurance, group life insurance or other benefits, securities or property that do not exceed the lesser of $50,000 or 10% of the person's salary and bonus shown in the table.

(2) We did not make any restricted stock awards, grant any stock appreciation rights or make any long-term incentive payments to our executive officers during 1999, 1998 or 1997. Options granted to the Named Executive Officers, other than to Mr. Jeffery in February 1998, were granted at fair market value on the date of grant as determined by our Compensation Committee.

(3)  Includes $14,583 in deferred compensation earned in 1996.

(4)  Represents a one-time payment for relocation expenses.

(5) Resigned as Vice President, Chief Financial Officer and Secretary in January 2000.

(6)  These options were forfeited in July 1999.

(7)  Represents consulting fees and other payments paid in 1999.

(8)  Of these options, 22,500 were forfeited in July 1999.

                             Option Grants in 1999

     The following table provides certain information concerning individual grants of stock options made during 1999 to the Named Executive Officers.

                                      Individual Grants
                         -------------------------------------------
                                          Percent of
                                            Total                                     Potential Realizable
                            Number of      Options                                  Value at Assumed Annual
                           Securities     Granted to                                  Rates of Stock Price
                           Underlying     Employees      Exercise                   Appreciation for Option
                            Options       In Fiscal      Price Per     Expiration           Term (2)
                                                                                    -----------------------
         Name            Granted (#)(1)      Year       Share ($/sh)       Date          5%          10%
-----------------------  --------------  ------------  -------------  ------------  -----------  ----------
Stephen P. Jeffery.....     110,000          7.6%      $    5.41       05/27/06     $   242,265  $   564,582
Joseph E. Bibler.......      20,000          1.4%          47.75       12/16/06         388,781      906,025
William M. Curran, Jr..          --           --              --             --              --           --
Steven M. Hornyak......      15,000          1.0%           3.50       01/28/06          21,373       49,808
                             35,000          2.4%           5.56       04/29/06          79,222      184,620
                             50,000          3.5%          47.75       12/16/06         971,952    2,265,062
Arthur G. Walsh, Jr....       6,000           *             3.50       07/31/99(3)           --           --

__________________

*    Less than 1%

(1) All options were granted pursuant to our SQL 1992 Stock Plan or our Stock Incentive Plan (formerly, the 1998 Stock Incentive Plan) at an exercise price not less than fair market value on the date of grant based on our closing sales prices as reported on the Nasdaq National Market. Options granted prior to December 16, 1999 vest in installments over a period of four years with 20% of the options vesting 12 months from the date of grant, 40% vesting 24 months after the date of grant, 70% vesting 36 months after the date of grant and 100% vesting 48 months after the date of grant. Options granted on or after December 16, 1999 vest in 48 monthly installments. The options expire seven years after the date of grant.
(2) Amounts reported in this column represent hypothetical values that may be realized upon exercise of the options immediately prior to the expiration of their term, assuming that the stock price on the date of grant appreciates at the specified annual rates of appreciation, compounded annually over the term of the option. These numbers are calculated based on rules of the Securities and Exchange Commission.
(3)  These options were forfeited on July 31, 1999.

                      Aggregated Option Exercises in 1999
                          And Year-End Option Values

     The following table provides certain information concerning the options exercised in 1999 by the Named Executive Officers and the number and value of exercised and unexercised options held by the Named Executive Officers as of December 31, 1999.

                                                         Number of Securities
                                                         Underlying Unexercised     Value of Unexercised
                            Number of                      Options at Fiscal        In-the-Money Options at
                             Shares                           Year End(#)            Fiscal Year End ($)(2)
                            Acquired    Dollar Value   --------------------------   --------------------------
                               On        Realized
      Name                 Exercise(#)    ($)(1)       Exercisable  Unexercisable   Exercisable  Unexercisable
------------------------   -----------   --------      -----------  -------------   -----------  -------------
Stephen P. Jeffery......      37,500      $668,827        153,749         226,650   $9,482,714    $14,101,000
Joseph E. Bibler........       3,000        32,640         26,000          88,000    1,576,900      4,452,750
William M. Curran, Jr...      44,600       533,727             --          95,900           --      5,625,274
Steven M. Hornyak.......      15,510       144,781         20,000         164,490    1,202,920      7,751,047
Arthur G. Walsh, Jr.....       7,500       122,085             --              --           --             --

----------
(1) Dollar values were calculated based on the difference between the fair market value of the underlying common stock on the date of exercise and the exercise price per share.
(2) Dollar values were calculated determining the difference between the fair market value of the underlying securities at December 31, 1999, and the exercise price of the options.

                             STOCK PERFORMANCE GRAPH

         Set forth below is a line graph comparing the yearly percentage change in the cumulative total stockholder return on our common stock to the cumulative total return of the Russell 2000 Index, the Chase H&Q Technology Index and the Media General Financial Services Index ("MG Group Index") for the period commencing on May 27, 1998, and ending December 31, 1999 (the "Measuring Period"). The graph assumes that the value of the investment in our common stock and each index was $100 on May 27, 1998. The yearly change in cumulative total return is measured by dividing (1) the sum of (i) the cumulative amount of dividends for each fiscal year, assuming dividend reinvestment, and (ii) the change in share price between the beginning and end of the Measuring Period, by
(2) the share price at the beginning of the Measuring Period. We selected the Chase H&Q Technology Index, a different index from the MG Group Index that we used in 1998, because we sold substantially all of the assets and technology of our enterprise resource planning business in October 1999 and completely switched our business to business-to-business electronic procurement.


                             [GRAPH APPEARS HERE]


                      COMPARISON OF CUMULATIVE TOTAL RETURN
                AMONG CLARUS, RUSSELL 2000 INDEX, MG GROUP INDEX
                         AND CHASE H&Q TECHNOLOGY INDEX

                                                               Cumulative Total Return
                            ---------------------------------------------------------------------------------------------------
                            5/27/98   5/98     6/98     7/98    8/98     9/98     10/98     11/98    12/98      1/99      2/99
CLARUS CORPORATION.........  100.00   94.12   107.35   100.74   62.50    41.54    66.91     70.59     70.59     41.18     52.94
RUSSELL 2000...............  100.00   96.46    95.91    88.40   74.56    78.77    81.11     83.30     85.91     83.96     78.23
CHASE H & Q INTERNET 100...  100.00   91.21   118.28   107.13   75.59    95.03    99.60    136.15    164.14    243.89    218.54




                                                               Cumulative Total Return
                            -----------------------------------------------------------------------------------------------
                              3/99       4/99     5/99      6/99      7/99      8/99      9/99     10/99     11/99   12/99

CLARUS CORPORATION.........   64.71     67.65     64.71     58.82    126.47    139.71    111.03    220.59    540.45  776.47
RUSSELL 2000...............   77.59     84.67     87.27     90.43     88.29     85.06     83.36     81.69     82.11   84.64
CHASE H & Q INTERNET 100...  277.70    314.31    264.58    286.01    252.28    265.59    294.00    325.07    409.70  569.12


            COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

     During 1999, the Compensation Committee of the Board of Directors was comprised of three non-employee members of the Board. The Compensation Committee is responsible for:

     .  setting our compensation philosophy and policies;

     . establishing the compensation of our Chief Executive Officer and approving the compensation of the other executive officers; and

     . administering and awarding options and other awards under our stock incentive plans.

     Our compensation policies are designed to align the financial interests of our management with those of our stockholders, and to take into account our operating environment and expectations for continued growth and enhanced profitability. Compensation for each of our executive officers consists of a base salary, and the opportunity to receive stock options and an annual bonus. We do not currently provide executive officers with other long-term incentive compensation.

     The Compensation Committee's current philosophy is that the predominate portion of an executive's compensation should be based directly upon the value of incentive compensation in the form of cash bonuses and stock option awards. The Compensation Committee believes that providing executives with the opportunity to acquire interests in our company through grants of stock options, while maintaining our base salaries at competitive levels, will enable us to attract and retain executives with the outstanding management abilities and entrepreneurial spirit who are essential to our success. Furthermore, the Compensation Committee believes that this approach to compensation, as well as the opportunity to receive annual cash bonuses based on performance, motivates executives to perform to their fullest potential.

     Base Salary. At least annually, the Compensation Committee reviews salary
     -----------
recommendations for our executives and then approves such recommendations, with any modifications it considers appropriate. The annual salary recommendations for such persons are made under the ultimate direction of the Chief Executive Officer, based on total compensation packages for comparable companies in our industry, as well as evaluations of the individual executive's past and expected future performance. Similarly, the Compensation Committee fixes the base salary of the Chief Executive Officer based on its review of competitive compensation data from companies in our industry, the Chief Executive Officer's overall compensation package, and the Compensation Committee's assessment of his past performance and its expectation as to his future performance in leading us.

     Annual Bonuses. The Compensation Committee determined the annual bonus
     --------------
in 1999 to be paid to our Chief Executive Officer based upon our 1999 bonus plan which outlines certain revenue, profitability and other financial-related goals, as well as other criteria designed to assess his contribution to our performance. Annual bonus recommendations for Named Executive Officers, other than the Chief Executive Officer, were made under the direction of the Chief Executive Officer and were reviewed and approved by the Compensation Committee.

     Stock Awards. Stock options represent a substantial portion of
     ------------
compensation for our executive officers, including the Chief Executive Officer. Stock options typically are granted at the fair market value on the date of grant, and will only have value if our stock price increases. Historically, stock option grants have been structured to vest in installments over a period of four years, with 20% of the options vesting 12 months from the date of grant, 40% vesting 24 months from the date of grant, 70% vesting 36 months after the date of grant, and 100% vesting 48 months after the date of grant (although certain special types of grants may vest either immediately or over a shorter period), and executives generally must be employed by us at the time of vesting in order to exercise the options. Options granted after December 16, 1999 vest in 48 monthly installments. In special circumstances, however, the Compensation Committee has authority to accelerate vesting or modify other restrictions on exercise. Grants of stock options generally are based upon the level of the executive's position and an evaluation of the executive's past and expected future performance. The Compensation Committee believes that dependence on stock options for a significant portion of an executive's compensation more closely aligns such executive's interests with those of our stockholders, since the ultimate value of such compensation is linked directly to stock price.

     Compensation of Chief Executive Officer. The base salary paid to Mr.
     ---------------------------------------
Jeffery is reviewed annually by the Compensation Committee and may be adjusted based on competitive compensation information available to the Compensation Committee, his overall compensation package and the Compensation Committee's assessment of his past experience and its expectation as to his future contributions in leading us and our businesses. On December 16, 1999, the Compensation Committee reviewed the compensation of our Chief Executive Officer and increased the annual base salary of Mr. Jeffery from $225,000 to $250,000. On May 27, 1999, Mr. Jeffery was granted a stock option to purchase

110,000 shares of our common stock at a price of $5.41 per share. The increase in Mr. Jeffery's base salary was based on past performance, including his efforts to transition us to a business-to-business electronic procurement company.

     The Compensation Committee evaluates our compensation policies and procedures with respect to executives on an ongoing basis. Although the Compensation Committee believes that current compensation policies have been successful in aligning the financial interests of executive officers with those of our stockholders and with our performance, it continues to examine what modifications, if any, should be implemented to further link executive compensation with both individual and Clarus' performance.

     Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code"), generally limits amounts that can be deducted for compensation paid to certain executives to $1,000,000 unless certain requirements are met. No executive officer receives compensation in excess of $1,000,000 and therefore there are no compensation amounts that are nondeductible at present. The Compensation Committee will continue to monitor the applicability of Section 162(m) to the Company's compensation program.

     COMPENSATION COMMITTEE

     From January 1, 1999 to May 27, 1999 the Compensation Committee consisted of Tench Coxe and William S. Kaiser. Currently, the Compensation Committee consists of:

     Norman N. Behar
     William S. Kaiser
     Said Mohammadioun

     Notwithstanding anything to the contrary set forth in any of our previous filings under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, that might incorporate future filings, including this Proxy Statement, in whole or in part, the foregoing Compensation Committee Report on Executive Compensation and the Stockholder Return Performance Graph shall not be incorporated by reference into any such filings.

Compensation Committee Interlocks and Insider Participation

     No member of the Compensation Committee serves as a member of the Board of Directors or Compensation Committee of any entity that has one or more executive officers serving as a member of our Board or Compensation Committee.

        PROPOSAL 2 - AMENDMENT TO OUR CERTIFICATE OF INCORPORATION TO
                INCREASE OUR AUTHORIZED SHARES OF COMMON STOCK

     The Board of Directors proposes that the stockholders approve an amendment to our Amended and Restated Certificate of Incorporation that would increase the number of authorized shares of our common stock from 25,000,000 shares to 100,000,000 shares (Proposal 2). For the reasons discussed below, our Board believes it is in our best interests to amend our Amended and Restated Certificate of Incorporation to effect such increase in our authorized common stock, and on April 19, 2000, our Board unanimously approved such amendment.

     As amended and restated, Article 4 of our Amended and Restated Certificate of Incorporation would provide as follows:

     "This Corporation is authorized to issue two classes of stock to be designated, respectively, "Common Stock" and "Preferred Stock." The total number of shares which the Corporation is authorized to issue is 105,000,000 shares, of which 100,000,000 shares are Common Stock, $.0001 par value per share, and 5,000,000 shares are Preferred Stock, $.0001 par value per share. The rights and preferences of all outstanding shares of Common Stock shall be identical. The holders of outstanding shares of Common Stock shall have the right to vote on all matters submitted to a vote of the stockholders of the Corporation, on the basis of one vote per share of Common Stock owned."

     If adopted, the amendment would become effective upon filing of a Certificate of Amendment in accordance with Delaware law. The remainder of our Amended and Restated Certificate of Incorporation will not change. The full text of the proposed Amendment to our Amended and Restated Certificate of Incorporation is attached to this Proxy Statement as Appendix A.

     On April 25, 2000, we had 14,132,841 shares of common stock outstanding. On that date, an additional 2,027,592 shares of common stock were reserved for issuance in connection with our stock-based plans, stock option agreements and warrants. The Board does not consider the number of shares of common stock available to be adequate for Clarus' future possible requirements.

     The Board of Directors believes that it is prudent to increase the number of authorized shares of common stock to the proposed level in order to provide a reserve of shares available for issuance in connection with possible future actions. We are not seeking an increase in our authorized shares of common stock so that we may issue them in a pending transaction. Rather, the additional authorized shares of common stock would give us flexibility in our corporate planning and in responding to future business developments, including but not limited to possible financings through the issuance of equity securities and acquisition transactions, stock splits or dividends, establishing strategic relationships with corporate partners, issuances under stock-based plans and other general corporate purposes. Although we continually evaluate potential acquisitions of businesses, as of the date of this Proxy Statement, we had no agreements with regard to the acquisition of another business. However, if we decided to acquire other businesses, the issuance of shares of our common stock would be one of the primary means by which we would fund such acquisitions. Depending on the size of an acquisition, we may not be required to seek stockholder approval in order to issue our common stock to fund the acquisition. If the additional authorized common stock is available for any issuance, in appropriate circumstances, we could avoid the delays and expense that would be occasioned by the necessity of obtaining stockholder approval at the time of the action and would be better positioned to engage in these actions. We believe that increasing our authorized common shares to 100,000,000 shares will provide us with sufficient shares available for issuance for the foreseeable future.

     Under some circumstances, issuance of additional shares of common stock could dilute the voting rights, equity and earnings per share of existing stockholders. This increase in authorized but unissued common stock also could be considered an anti-takeover measure because the additional authorized but unissued shares of common stock could be used by the Board to make a change in control of us more difficult. The Board's purpose in recommending this proposal is not as an anti-takeover measure, but for the reasons discussed above.

     Authorized shares of our common stock may be issued by the Board of Directors from time to time without further stockholder approval, except in situations where stockholder approval is required by Delaware law or the rules of the Nasdaq Stock Market. Our stockholders have no preemptive rights to acquire additional shares of common stock, which means that current stockholders do not have a right to purchase any new issue of shares of common stock in order to maintain their proportionate ownership interests in Clarus. The issuance of any additional shares of common stock likely would dilute the voting power of the outstanding shares of common stock and reduce the portion of the dividends and liquidation proceeds payable to the holders of the outstanding shares of common stock.

     Our Board of Directors believes that the proposed increase in the number of authorized shares of common stock is necessary for us to continue to carry out our business strategy. Accordingly, the Board recommends a vote FOR approval of Proposal 2 to amend our Certificate of Incorporation to increase the authorized shares of common stock.

      PROPOSAL 3 - AMENDMENT AND RESTATEMENT OF OUR STOCK INCENTIVE PLAN

Purpose and Administration of Stock Incentive Plan.

     In February 1998, the Board of Directors adopted, and our stockholders approved, our Stock Incentive Plan (formerly named the 1998 Stock Incentive
Plan). The purpose of our Stock Incentive Plan is to encourage and enable our employees, directors and independent contractors and those of our related corporations to acquire or increase their holdings of our common stock and other proprietary interests in order to promote a closer identification of their interests with those of us and our stockholders, thereby further stimulating their efforts to enhance our efficiency, soundness, profitability, growth and stockholder value.

     Our Board of Directors recommends that our stockholders approve the amendment and restatment of our Stock Incentive Plan in substantially the form attached hereto as Appendix B. The discussion that follows is qualified in its entirety by reference to the Stock Incentive Plan.

     The Stock Incentive Plan is administered by the Compensation Committee or by our Board of Directors (both the Board and the Compensation Committee are referred to in this discussion as the "Committee"). The Committee may make the following types of grants under the Stock Incentive Plan, each of which is referred to as an "award":

     .  incentive stock options ("ISOs");

     .  nonqualified stock options ("NQSOs");

     .  restricted stock awards ("restricted stock awards");

     .  stock appreciation rights ("SARs"); and

     .  restricted units ("restricted units").

The material terms of each type of award is discussed below.  See "Awards."

     Our officers, employees, employee directors, consultants and other independent contractors or agents are eligible for selection by the Committee to participate in the Stock Incentive Plan, provided, however, that ISOs may be granted only to our employees. As of April 25, 2000, the approximate number of persons in each class of participants were as follows: employees (approximately 248 persons); employee directors (one person); nonemployee directors (six persons); and, consultants or other independent contractors (38 persons).

     We have authorized and reserved for issuance an aggregate of 1,500,000 shares of our common stock under the Stock Incentive Plan, although, as discussed below, that number is proposed to be increased. See "Summary of Proposed Amendment and Restatement of the Stock Incentive Plan." In addition, under the current terms of the Stock Incentive Plan, the aggregate number of shares of common stock that may be granted through awards to any employee in any calendar year may not exceed 200,000 shares.

     As of April 25, 2000, options to purchase 1,190,841 shares of common stock were outstanding under the Stock Incentive Plan with exercise prices ranging from $3.50 to $136.00 per share and a weighted average exercise price of $18.15 per share. No other types of awards other than options have been granted to date under the Stock Incentive Plan.

The shares of common stock or treasury shares issuable under the Stock Incentive Plan may be authorized but unissued shares, treasury shares or shares purchased in the open market by private purchase. If any of the awards granted under the Stock Incentive Plan expire, terminate or are forfeited for any reason before they have been exercised, vested or issued in full, the unused shares subject to those expired, terminated or forfeited awards will again be available for grant under the Stock Incentive Plan.

     Our Board may amend or terminate the Stock Incentive Plan at any time, although stockholder approval is required if required by applicable law, rule or regulation, and the request of a recipient is required if his or her rights with respect to an outstanding award would be adversely affected by amendment or termination. The Stock Incentive Plan will continue in effect until February 2008 unless sooner terminated under the provisions of the Stock Incentive Plan. The Stock Incentive Plan also provides that the number of shares underlying the Stock Incentive Plan be adjusted in the event of a change in the shares of common stock as a result of a merger, consolidation, reorganization, a stock dividend or stock split or other similar change in the capital structure and that the terms of awards may also be adjusted.

     As of April 25, 2000, the closing sales price of our common stock was $37.44.

Awards

     As noted above, our Stock Incentive Plan authorizes the granting of ISOs, NQSOs, SARs, restricted stock awards and restricted units. A summary of the material terms of each type of award is provided below.

     Options. Our Stock Incentive Plan authorizes the grant of both ISOs and NQSOs, both of which are exercisable for shares of common stock. The Committee will determine at the time of grant the option price at which an option may be exercised. In the case of ISOs, which may only be granted to our employees, the option price must be at least equal to 100% of the fair market value per share of the common stock on the date of grant. The Committee will determine at the time of grant the term of an option and the periods and conditions for exercise. In the case of ISOs, the option term may not exceed 10 years. Unless an individual agreement provides otherwise, payment of the option price may be made by cash or check and, if permitted by the Committee, by delivery of shares of common stock, "cashless exercise" or a combination of these methods. Options are subject to certain restrictions on exercise if the participant terminates employment or service. The Committee also has authority to establish other terms and conditions related to options.

     Stock Appreciation Rights. Under the terms of our Stock Incentive Plan, SARs may be granted to an optionee of an option (a "related option") with respect to all or a portion of the shares of common stock subject to the related option (a "tandem SAR") or may be granted separately (a "freestanding SAR"). The consideration to be received by the holder of an SAR may be paid in cash, shares of common stock (valued at fair market value on the date of the SAR exercise), or a combination of cash and shares of common stock, as the Committee may determine. The Committee may establish a maximum value payable for an SAR. The consideration we pay upon exercise of an SAR may be paid currently or on a deferred basis.

     SARs are exercisable according to the terms stated in the related agreement. No SAR may be exercised more than 10 years after it was granted, or such shorter period as may apply to related options in the case of tandem SARs. SAR holders are subject to the same restrictions on exercise during employment and following termination of employment or service as optionees.

     Restricted Awards. Subject to the limitations of the Stock Incentive
Plan, the Committee may in its sole discretion grant restricted awards to such eligible individuals in such numbers, upon such terms and at such times as the Committee determines. A restricted award may consist of a restricted stock award or a restricted unit, or both. Restricted awards may be payable in cash or whole shares of common stock (including restricted stock), or partly in cash and partly in whole shares of common stock, in accordance with the terms of the Stock Incentive Plan and the Committee's discretion.

     The Committee has authority to determine the nature, length and starting date of the period, if any, during which the restricted award may be earned (the "restricted period") for each restricted award, and will determine the conditions that must be met in order for a restricted award to be granted or to vest or be earned in whole or in part. These conditions may include, but are not limited to, attainment of performance objectives, completion of the restriction period (or a combination of attainment of performance objectives and completion of the restriction period), retirement, displacement, disability, death or any combination of these conditions. In the case of restricted awards based upon performance criteria, or a combination of performance criteria and continued service, the Committee will determine the performance objectives to be used in valuing restricted awards and determine the extent to which such awards have been earned. Performance objectives may vary from participant to participant and between groups of participants and will be based upon those company, business unit or individual performance factors and criteria as the Committee in its sole discretion may deem appropriate, including but not limited to sales targets, earnings per share, return on equity, return on assets, total revenues, total return to stockholders or any combination of these factors.

     The Committee has authority to determine whether and to what degree restricted awards have been earned and are payable, as well as to determine the forms and terms of restricted awards. If a participant's employment or service is terminated before the participant has earned all or part of a restricted award, the unearned portion of the award will be forfeited, unless the Committee elects to accelerate vesting of the award or his individual agreement provides otherwise.

Summary of Proposed Amendment and Restatement of the Stock Incentive Plan

     On April 19, 2000, our Board approved the amendment and restatement of the Stock Incentive Plan that would increase the number of shares of Clarus common stock issuable under the plan from 1,500,000 to a number of shares equal to the sum of:

     .        3,000,000 shares of common stock;

     . any shares of common stock available for future awards under the SQL 1992 Stock Plan, a predecessor plan, as of June 13, 2000; and

     . any shares of common stock that are represented by awards granted under the SQL 1992 Stock Plan or the Stock Incentive Plan which are forfeited, expire or are canceled without delivery of shares of common stock or which result in the forfeiture of the shares of common stock back to Clarus.

     As of April 25, 2000, 63,394 shares remained available for grant under the Stock Incentive Plan.

     The Stock Incentive Plan, as amended and restated, also will incorporate prior amendments previously adopted by our Board or our stockholders, as appropriate, and will make certain additional revisions designed to facilitate plan administration, such as modifying option payment methods and other similar matters.

     In order for the Stock Incentive Plan to continue to provide an incentive for highly qualified individuals to serve or continue service with us, to more closely align the interests of such individuals with our stockholders, and to provide stock-based compensation comparable to that offered by other similar companies, our Board believes that the number of shares of common stock authorized for issuance and the annual participant awarded limitation under the Stock Incentive Plan should be increased as described herein.

         Our Board believes that the amendments to increase the number of shares available for issuance under the Stock Incentive Plan and to increase the annual participant award limitation are necessary in order for the Stock Incentive Plan to continue to serve as a strong stock-based incentive for our employees and other eligible individuals now and in the future. The Stock Incentive Plan as amended and restated is intended to be effective as of June 13, 2000.

Performance-Based Compensation -- Section 162(m) Requirements

         The Stock Incentive Plan is intended to preserve our tax deduction for certain awards paid under the Stock Incentive Plan by complying with the terms of Section 162(m) of the Code and related regulations. Section 162(m) of the Code denies an employer a deduction for compensation paid to covered employees (generally, the Named Executive Officers) of a publicly-held corporation in excess of $1,000,000 unless the compensation is exempt from the $1,000,000 limitation because it is performance-based compensation or paid on a commission basis. Although the $1,000,000 deduction limitation is not applicable at this time to any of our Named Executive Officers, the Stock Incentive Plan is structured to comply with the requirements imposed by Section 162(m) of the Code in order to preserve, to the extent practicable, our tax deduction for awards made under the Stock Incentive Plan.

         In order to qualify as performance-based compensation, the compensation paid to covered employees must be paid under pre-established objective performance goals determined and certified by a committee comprised of outside directors. In addition to other requirements for the performance-based exception, stockholders must be advised of, and must approve, the material terms or change in material terms of the performance goal under which compensation is to be paid. Material terms include the individuals eligible to receive compensation, a description of the business criteria on which the performance goal is based, and either the maximum amount of the compensation to be paid or the formula used to calculate the amount of compensation if the performance goal is met.

         As described above, the Stock Incentive Plan provides that the aggregate number of shares of common stock that may be granted under awards to any employee in any calendar year may not exceed 200,000 shares (or the equivalent value thereof, based on the fair market value of the common stock on the date of grant). This award limitation is not proposed to be changed.

         Restricted awards that are performance-based will be based upon such company, business unit or individual performance factors and criteria as the Committee determines, including but not limited to sales targets, earnings per share, return on equity, return on assets, total revenue, total return to stockholders or any combination of these factors. See "Awards -- Restricted Awards," above.

New Plan Benefits

         The amount of compensation that will be paid pursuant to the grant of awards under the Stock Incentive Plan in the current year to the following persons is not yet determinable due to vesting, performance and other requirements. However, the following table sets forth the number of options that were granted in 1999 under the Stock Incentive Plan, at exercise prices ranging from $3.50 to $136.00 per share, to each of the following:

                             Stock Incentive Plan
                               New Plan Benefits

                                                                                        Number of Shares
                       Name and Position                          Dollar Value ($)   Subject to Options (#)
                       -----------------                          ----------------   ----------------------
Stephen P. Jeffery
   President and Chief Executive Officer......................       $4,118,400              110,000
Joseph E. Bibler,
   Vice President, Client Services............................       $  748,800               20,000
William P. Curran, Jr.
   Vice President, Sales......................................               __                   __
Steven M. Hornyak
   Vice President, Strategy and Business Development..........       $3,744,000              100,000

Executive Group...............................................
Non-Executive Director Group..................................
Non-Executive Officer Employee Group..........................

         The dollar value is based on a per share price of $37.44 (the closing sales price of our common stock as reported on the Nasdaq Stock Market on April 25, 2000).

Certain Federal Income Tax Consequences.

         The following summary generally describes the principal federal (and not state and local) income tax consequences of awards granted under the Stock Incentive Plan. The summary is general in nature and is not intended to cover all tax consequences that may apply to a particular participant or to us. The provisions of the Code and related regulations are complicated and their impact in any one case may depend upon the particular circumstances.

         Incentive Stock Options. ISOs granted under the Stock Incentive Plan are intended to qualify as incentive stock options under Section 422 of the Code. Pursuant to Section 422, the grant and exercise of an incentive stock option will generally not result in taxable income to the optionee (with the possible exception of alternative minimum tax liability) if the optionee does not dispose of shares received upon exercise of such option less than one year after the date of exercise and two years after the date of grant, and if the optionee has continuously been our employee or an employee of a related corporation from the date of grant to three months before the date of exercise (or 12 months in the event of death or disability). We will not be entitled to a deduction for income tax purposes in connection with the exercise of an incentive stock option. Upon the disposition of shares acquired pursuant to exercise of an incentive stock option, the optionee will be taxed on the amount by which the amount realized upon such disposition exceeds the option exercise price, and such amount will be treated as long-term capital gain or loss. If the holding period requirements for incentive stock option treatment described above are not met, the option will be treated as a nonqualified stock option.

         Pursuant to the Code and the terms of the Stock Incentive Plan, in no event can there first become exercisable by an optionee in any one calendar year ISOs we grant any related corporation grants with respect to shares having an aggregate fair market value (determined at the time an option is granted) greater than $100,000. To the extent an ISO exceeds the foregoing limitation, it will be treated under the Stock Incentive Plan as a nonqualified stock option. In addition, no ISO may be granted to an individual who owns, immediately before the time that the option is granted, stock possessing more than 10% of the total combined voting power of all classes of our stock or that of a related corporation (unless certain requirements are met, including an option exercise price greater than or equal to 110% of the fair market value of the shares and an option period of five years or less).

         Nonqualified Stock Options. If an optionee receives an NQSO, the difference between the market value of the stock on the date of exercise and the option exercise price will constitute taxable ordinary income to the optionee on the date of exercise. We will be entitled to a deduction in the same year in an amount equal to the income taxable to the optionee. The optionee's basis in shares of our common stock acquired upon exercise of an option will equal the option exercise price plus the amount of income taxable at the time of exercise. Any subsequent disposition of the stock by the optionee will be taxed as a capital gain or loss to the optionee, and will be long-term capital gain or loss if the optionee has held the stock for more than one year at the time of sale.

         Pursuant to the terms of the Stock Incentive Plan, we will require any recipient of shares of our common stock to pay us the amount of any tax or other amount required by any governmental authority to be withheld and paid over by us to such authority for the account of such recipient. We also will withhold all required taxes from any amount payable with respect to an award.

         Stock Appreciation Rights. For federal income tax purposes, the grant of an SAR will not result in taxable income to the holder or a tax deduction to us. At the time of exercise of an SAR, the SAR holder will forfeit the right to benefit from any future appreciation of the stock subject to the SAR. Accordingly, taxable income to the SAR holder is deferred until the SAR is exercised. Upon exercise, the amount of cash and fair market value of shares received by the SAR holder, less cash or other consideration paid (if any), is taxed to the SAR holder as ordinary income and we will receive a corresponding income tax deduction to the extent the amount represents reasonable compensation and an ordinary and necessary business expense, subject to any required income tax withholding.

         Restricted Stock Subject to Restricted Awards. Similar to SARs, awards for restricted stock generally will not result in taxable income to the employee or a tax deduction to us for federal income tax purposes. Upon expiration of the restricted period applicable to the restricted stock award, the fair market value of such shares at such date and any cash amount awarded, less cash or other consideration paid (if any), will be included in the recipient's ordinary income as compensation, except that, in the case of restricted stock issued at the beginning of the restriction period, the recipient may elect to include in his ordinary income as compensation at the time the restricted stock is awarded, the fair market value of such shares at such time, less any amount paid therefor. We will be entitled to a corresponding income tax deduction to the extent that the amount represents reasonable compensation and an ordinary and necessary business expense, subject to any required income tax withholding.

         Restricted Units and Restricted Awards Other Than Restricted Stock. The federal income tax consequences of the award of restricted units and other restricted awards other than restricted stock will depend on the conditions of the award. Generally, the transfer of cash or property will result in ordinary income to the recipient and a tax deduction to us. If there is a substantial risk that the property transferred will be forfeited (for example, because receipt of the property is conditioned upon the performance of substantial future services), the taxable event is deferred until the risk of forfeiture lapses. However, the recipient may generally elect to accelerate the taxable event to the date of transfer, even if the property is subject to a substantial risk of forfeiture. If this election is made, subsequent appreciation is not taxed until the property is sold or exchanged (and the lapse of the forfeiture restriction does not create a taxable event). Generally, any deduction to us occurs only when ordinary income in respect of an award is recognized by the employee (and then the deduction is subject to reasonable compensation and withholding requirements). Because restricted stock awards will be subject to such conditions as the Committee may determine, the federal income tax consequences to the recipient and to us will depend on the specific conditions of the award.

         Our Board has unanimously approved the amendment and restatement of the Stock Incentive Plan as described herein. Our Board of Directors recommends that the stockholders vote FOR the proposed amendment and restatement of the Stock Incentive Plan.

             PROPOSAL 4 - ADOPTION OF EMPLOYEE STOCK PURCHASE PLAN

         On April 19, 2000, our Board adopted the Clarus Corporation Employee Stock Purchase Plan (the "ESPP"), subject to stockholder approval at the meeting. The ESPP is intended to enable eligible employees to acquire shares of our common stock at a discount and to encourage them to remain our employees and thus to promote our best interests and enhance our long-term performance. The ESPP is intended to qualify as an "employee stock purchase plan" under Section 423 of the Code and to permit participants to receive favorable tax treatment with respect to shares acquired under the ESPP, as described below.

         The following summary describes the material terms of the ESPP and is qualified in all respects by reference to the terms of the ESPP, which is attached as Appendix C to this Proxy Statement. You should refer to the ESPP for more complete and detailed information.

Shares Reserved for the Employee Stock Purchase Plan

         The aggregate number of shares of common stock which may be purchased under the ESPP shall not exceed 750,000 shares, although the number of shares issuable under the ESPP and the terms of the options are subject to adjustment in the event of mergers, consolidations, stock dividends, stock splits or other changes in our outstanding common stock in accordance with Plan terms. Shares issued under the

ESPP may be authorized but unissued shares, treasury shares or shares purchased on the open market or by private purchase.

Administration; Amendment and Termination

         The ESPP will be administered by our Board, or, upon its delegation, by the Committee. (For the purposes of this summary, references to the "Committee" include the Committee and the Board.) The Committee may adopt rules and procedures consistent with the ESPP for its administration and may delegate certain administrative functions as it considers appropriate. The Committee's interpretation and construction of the ESPP will be final and conclusive.

         The Committee has full authority to take any action with respect to the ESPP, including, without limitation, the authority to: (1) establish, amend and rescind rules and regulations for the administration of the ESPP; (2) prescribe the form or forms of any agreements or other instruments used in connection with the ESPP; (3) determine the terms and provisions of the options granted hereunder; and (4) construe and interpret the ESPP, the options, the rules and regulations, and the agreements or other written instruments, and to make all other determinations deemed necessary or advisable for administering the ESPP.

         The ESPP and options may be amended or terminated at any time by the Board, subject to the following: (1) stockholder approval is required of any ESPP amendment to the extent required under Section 423 of the Code or other applicable law, rule or regulation; and (2) no amendment may materially and adversely affect any outstanding option without the participant's consent (except to the extent otherwise provided in the ESPP).

Effective Date

         If adopted by the stockholders, the effective date of the ESPP will be June 13, 2000 and the ESPP will have a 10-year term unless terminated earlier pursuant to plan terms.

Eligible Participants

         Generally, our employees are eligible to participate in the ESPP if they have been employed 90 days or more, they customarily work at least 20 hours per week and at least five months per year, and are employed on the offer date for the purchase period. Approximately 196 employees would have been eligible to participate as of April 25, 2000.

Material Features of the Employee Stock Purchase Plan

         If the ESPP is approved by our stockholders, beginning on or about July 1, 2000, we will grant options on January 1 and July 1 of each year that the ESPP is in effect or on such other date as we may designate. Each purchase period will last for six months, ending on June 30 or December 31 immediately following the grant of options, or on such date as the Committee determines.

         Each eligible employee who has elected to participate in the ESPP will be entitled on the purchase date (the last day of the purchase period) to purchase shares of our common stock at an option price equal to the lesser of 85% of the fair market value on the date of grant or 85% of the fair market value on the date of exercise.

         Payment for shares of our common stock purchased under the ESPP will be made by authorized payroll deductions from a participant's compensation or by other methods authorized by the Committee. Compensation generally means a participant's regular base pay (excluding commissions, bonuses and incentive compensation), as determined as of each pay day.

         An eligible employee who elects to participate in the ESPP will designate a stated whole percentage between 1% and 15% of compensation to be credited to the participant's account under the

ESPP. On the offer date for each purchase period, a participant will be granted an option to purchase such number of shares as is determined by dividing the amount of the participant's payroll deductions which had accumulated on the purchase date by the applicable option price. Unless a participant withdraws or terminates employment before the purchase date in accordance with the ESPP terms, the option will be exercised automatically for the purchase of the full number of shares subject to the option.

         We will maintain an account for each participant to reflect the shares of our common stock purchased under the ESPP by each participant. No participant in the ESPP is permitted to purchase our common stock under the ESPP at a rate that exceeds $25,000 in fair market value of our common stock, determined at the time options are granted, for each calendar year, or $12,500 in fair market value of our common stock during any six-month purchase period. Additional restrictions may apply to the purchase of shares based on the terms of the ESPP and Section 423 of the Code.

         We may use funds we receive from the sale of our common stock under the ESPP for any corporate purpose.

New Plan Benefits

         It is impossible to determine how many eligible employees will participate in the ESPP. Therefore, it is impossible to determine the dollar value or number of shares of our common stock that will be distributed under the ESPP. Based on a per share price of $37.44, the closing sales price of our common stock on the Nasdaq Stock Market on April 25, 2000, the benefits of the ESPP during 1999 would have been as follows:

                         Employee Stock Purchase Plan

                               New Plan Benefits

                                                                                          Number of Shares
                        Name and Position                           Dollar Value ($)   Subject to Options (#)
                        -----------------                           ----------------   ----------------------
Stephen P. Jeffery
   Chairman, Chief Executive Officer and President..............          28,750                768
Joseph Bibler...................................................          28,750                768
William Curran..................................................          28,750                768
Steven Hornyak..................................................          28,750                768
Executive Group.................................................         201,250              5,375
Non-Executive Officer Employee Group............................       2,716,875             72,566

Federal Tax Consequences

         As noted above, the ESPP is intended to qualify as an employee stock purchase plan within the meaning of Section 423 of the Code. Under the Code, an employee who elects to participate in the ESPP will not realize income and we will not receive a deduction at the time an option is granted or when the shares purchased under the ESPP are transferred to him, although participants will receive the benefit of the discounted price at the time of purchase.

         Participants will, however, recognize income when they sell or dispose of the shares. If an employee disposes of such shares at least two years after the date of grant of the option and one year after the date the purchase of such shares, the employee will recognize ordinary income for the year in which such disposition occurs in an amount equal to the lesser of:

 .        the excess of the fair market value of such shares at the time of disposition over the purchase price, or

 .        the excess of the fair market value of the stock at the time of the grant of the option over the option price (that is, the option price discount).

The employee's basis in the shares disposed of will be increased by an amount equal to the amount so includable in his income as compensation. Any additional gain or loss will be a capital gain or loss either short-term or long-term, depending on the holding period for such shares.

         If any employee disposes of the shares purchased under the ESPP within such two-year or one-year periods, the employee will recognize ordinary income for the year in which such disposition occurs in an amount equal to the excess of the fair market value of such shares on the date of purchase over the purchase price. The employee's basis in such shares disposed of will be increased by an amount equal to the amount includable in his income as compensation, and any gain or loss computed with reference to such adjusted basis which is recognized at the time of disposition will be a capital gain or loss, either short-term or long-term, depending on the holding period for such shares. In the event of a disposition within such two-year or one-year periods, the participant's employer will be entitled to a tax deduction equal to the amount the employee is required to include in income as a result of such disposition.

         The discussion above is only a summary of federal income consequences to us and participating employees and does not cover the tax consequences that might arise in every individual circumstance.

         Our Board has unanimously approved the adoption of the Employee Stock Purchase Plan and recommends that you vote FOR the approval of the ESPP.


          SECURITY OWNERSHIP OF PRINCIPAL STOCKHOLDERS AND MANAGEMENT

         The following table provides information concerning beneficial ownership of our common stock as of April 25, 2000, by:

         . each stockholder that we know owns more than 5% of our outstanding common stock;

         .    each of our Named Executive Officers;

         .    each of our Directors; and

         .    all of our Directors and executive officers as a group.

         The following table lists the applicable percentage of beneficial ownership based on 14,132,841 shares of common stock outstanding as of April 25, 2000. Except where noted, the persons or entities named have sole voting and investment power with respect to all shares shown as beneficially owned by them.

         The second column shows separately shares which may be acquired by exercise of stock options or warrants within 60 days after April 25, 2000, by the Directors and executive officers individually and as a group. These shares are included in the numbers shown in the first column. Shares of common stock that may be acquired by exercise of stock options or warrants are deemed outstanding for purposes of computing the percentage beneficially owned by the persons holding these options but are not deemed outstanding for purposes of computing the percentage beneficially owned by any other person.

                                                                              Number of
                                                             Number of      Shares Subject
                                                             Shares of      to Options or     Percentage of
                         Name                               Common Stock       Warrants        Common Stock
-----------------------------------------------------       ------------    --------------    -------------
Stephen P. Jeffery...................................          254,549             153,749
Joseph E. Bibler.....................................           37,832              26,832          *
William M. Curran, Jr................................           44,600
Steven M. Hornyak....................................           42,392              26,882          *
Arthur G. Walsh, Jr..................................           40,254                  --          *
Norman N. Behar......................................          142,543              34,375
Tench Coxe(1)........................................          120,939(1)           13,392          *
Donald L. House......................................           89,374              13,125          *
Mark A. Johnson......................................           33,075              24,375          *
William S. Kaiser....................................           21,721              29,865
Said Mohammadioun....................................           47,375               5,625          *
Directors and executive officers as a group (11
    persons).........................................          915,904             382,870         8.9

_______________
*        Less than one percent.

(1) Includes 61,078 shares held individually by Mr. Coxe, 807 shares of our common stock issuable upon the exercise of a warrant held by Mr. Coxe and 45,929 shares held by Sutter Hill Ventures, a California Limited Partnership over which Mr. Coxe has sole voting and investment control.

            SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         Section 16(a) of the Securities Exchange Act of 1934 requires our Directors, executive officers and persons who own more than 10% of our outstanding common stock to file with the Securities and Exchange Commission reports of their ownership and changes in ownership of our common stock held by such persons. Officers, Directors and stockholders owning more than 10% of our common stock are also required to furnish us with copies of all forms they file under this provision. To our knowledge, based solely on a review of the copies of such reports furnished to us and representations that no other reports were required, during 1999, all Section 16(a) filing requirements applicable to our officers, Directors and principal stockholders were met.

                              GENERAL INFORMATION

Stockholder Proposals for 2001 Annual Meeting

         In order to be considered for inclusion in the Proxy Statement and Proxy to be used in connection with our 2001 Annual Meeting of Stockholders, stockholder proposals must be received by our Secretary no later than January 16, 2001.

         Our bylaws contain procedures that stockholders must follow in order to present business at an annual or special meeting of stockholders. A stockholder may obtain a copy of these procedures from our Secretary. In addition to other applicable requirements, for business to be properly brought before the 2001 Annual Meeting, a stockholder must have given timely notice of the matter to be presented at the meeting in a proper written form to our Secretary. To be timely, the Secretary must receive the notice at our principal offices not less than 60 nor more than 90 days prior to the anniversary date of the meeting. In the case where an annual meeting is called for a date that is not within 30 days before or after the anniversary date of the immediately preceding annual meeting of stockholders, or in the case of a special meeting of stockholders, the Secretary must receive notice not later than the close of business on the tenth day following the day on which the notice of the meeting was mailed or public disclosure of the date of the meeting was made, whichever first occurs. Only stockholder proposals which are timely presented in accordance with established procedures will be eligible for consideration at a meeting.

Financial Information

         Detailed financial information regarding Clarus is included in our 1999 Annual Report that is being mailed to our stockholders together with this Proxy Statement.

Form 10-K

         Our Annual Report on Form 10-K for the fiscal year ended December 31,1999, which was filed with the Securities and Exchange Commission, is available to stockholders who make written request therefor to us at 3970 Johns Creek Court, Suwanee, Georgia 30024, Attention: Investor Relations. Copies of exhibits and documents filed with that report or referenced therein will be furnished to stockholders of record upon request. All documents subsequently filed by us pursuant to Sections 13(a), 13(c), 14 or 15(d) of the Securities Exchange Act of 1934 prior to the date of the meeting will be deemed to be incorporated by reference.

Solicitations of Proxies

         The cost of soliciting proxies will be paid by us. This solicitation is being made by mail, but may also be made by telephone or in person by our officers and employees. We will reimburse brokerage firms, nominees, custodians, and fiduciaries for their out-of-pocket expenses for forwarding proxy materials to beneficial owners.

                                   APPENDIX A

                          CERTIFICATE OF AMENDMENT OF

                              AMENDED AND RESTATED

                        CERTIFICATE OF INCORPORATION OF

                               CLARUS CORPORATION

          The undersigned, being the Chairman, Chief Executive Officer and President of CLARUS CORPORATION, a Delaware corporation, hereby certifies that:

                                       1.

          (a) The name of the Corporation is CLARUS CORPORATION (the "Corporation").

          (b) The date of filing the original Certificate of Incorporation of the Corporation with the Secretary of State of Delaware was November 20, 1991.

                                       2.

          The following amendment to the Corporation's Certificate of Incorporation was duly adopted by stockholders of the Corporation at the 2000 annual meeting of the Corporation in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware (the "Code"), and written notice of such meeting was given to all stockholders in accordance with
Section 222 of the Code.

                                       3.

          Article 4 of the Amended and Restated Certificate of Incorporation of the Corporation shall be amended by striking paragraph (a) of Article 4 in its entirety and replacing said paragraph with the following:

     This Corporation is authorized to issue two classes of stock to be designated, respectively, "Common Stock" and "Preferred Stock." The total number of shares which the Corporation is authorized to issue is 105,000,000 shares, of which 100,000,000 shares are Common Stock, $.0001 par value per share, and 5,000,000 shares are Preferred Stock, $.0001 par value per share. The rights and preferences of all outstanding shares of Common Stock shall be identical. The holders of outstanding shares of Common Stock shall have the right to vote on all matters submitted to a vote of the stockholders of the Corporation, on the basis of one vote per share of Common Stock owned.

IN WITNESS WHEREOF, CLARUS CORPORATION, has caused this Certificate to be signed and attested by its duly authorized officers, this ____ day of _____________, 2000.

                                    CLARUS CORPORATION

                                    By:  ___________________________________
                                         Stephen P. Jeffery, Chairman, Chief
                                         Executive Officer and President
ATTEST:



Mark Gagne, Secretary

[CORPORATE SEAL]

                                  APPENDIX B
                             STOCK INCENTIVE PLAN

                                      OF

                              CLARUS CORPORATION
            (As Amended and Restated Effective as of June 13, 2000)

                             STOCK INCENTIVE PLAN
                                      OF
                              CLARUS CORPORATION
            (As Amended and Restated Effective as of June 13, 2000)



1.   Purpose

     The purpose of the Stock Incentive Plan of Clarus Corporation, as amended and restated (formerly, the 1998 Stock Incentive Plan of Clarus Corporation) (the "Plan"), is to encourage and enable selected employees, directors and independent contractors of Clarus Corporation (the "Corporation") and its related corporations to acquire or to increase their holdings of common stock of the Corporation (the "Common Stock") and other proprietary interests in the Corporation in order to promote a closer identification of their interests with those of the Corporation and its stockholders, thereby further stimulating their efforts to enhance the efficiency, soundness, profitability, growth and stockholder value of the Corporation. This purpose will be carried out through the granting of benefits (collectively referred to herein as "Awards") to selected employees, independent contractors and directors, including the granting of incentive stock options ("Incentive Options") intended to qualify under Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), nonqualified stock options ("Nonqualified Options"), stock appreciation rights ("SARs"), restricted stock awards ("Restricted Stock Awards"), and restricted units ("Restricted Units") to such participants. Incentive Options and Nonqualified Options shall be referred to herein collectively as "Options." Restricted Stock Awards and Restricted Units shall be referred to herein collectively as "Restricted Awards."

2.   Administration of the Plan

     (a) The Plan shall be administered by the Compensation Committee (the "Committee") of the Board of Directors of the Corporation (the "Board"); provided, however, that the Board may, in its sole discretion, assume administration of the Plan in whole or in part. (For the purposes herein, references to the "Committee" shall also include the Board if it is acting in its administrative capacity.) Unless the Board shall determine otherwise, the Committee shall be comprised solely of "non-employee directors," as such term is defined in Rule 16b-3 promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or as may otherwise be permitted by Rule 16b-3. Further, to the extent required by Section 162(m) of the Code or related regulations, the Plan shall be administered by a committee comprised of "outside directors" (as such term is defined in Section 162(m) or related regulations) or as may otherwise be permitted under Section 162(m) and related regulations.

     (b) Any action of the Committee with respect to the Plan may be taken by a written instrument signed by all of the members of the Committee and any such action so taken by written consent shall be as fully effective as if it had been taken by a majority of the members at a meeting duly held and called. Subject to the provisions of the Plan, the Committee shall have full and final authority in its discretion to take any action with respect to the Plan including, without limitation, the authority (i) to determine all matters relating to Awards, including selection of individuals to be granted Awards, the types of Awards, the number of shares of the Common Stock, if any, subject to an Award, and all terms, conditions, restrictions and limitations of an Award; (ii) to prescribe the form or forms of the agreements evidencing any Awards granted under the Plan; (iii) to establish, amend and rescind rules and regulations for the administration of the Plan; and (iv) to construe and interpret the Plan and agreements evidencing Awards granted under the Plan, to establish and interpret rules and regulations for administering the Plan and to make all other determinations deemed necessary or advisable for administering the Plan. The Committee shall also have authority, in its sole discretion, to accelerate the date that any Award which was not otherwise exercisable or vested shall become exercisable or vested in whole or in part without any obligation to accelerate such date with respect to any other Award granted to any recipient. In addition, the Committee shall have the authority and discretion to establish terms and conditions of Awards as the Committee determines to be necessary or appropriate to conform to the applicable requirements or practices of jurisdictions outside of the United States.

     (c) Notwithstanding Section 2(b), the Committee may delegate to the chief executive officer or president of the Corporation the authority to grant Awards, and to make any or all of the determinations reserved for the Committee in the Plan and summarized in Section 2(b) herein with respect to such Awards, to any individual who, at the time of said grant or other determination, (i) is not deemed to be an officer or director of the Corporation within the meaning of
Section 16 of the Exchange Act; (ii) is not deemed to be a Covered Employee; and
(iii) is otherwise eligible under Section 5. To the extent that the Committee has delegated authority to grant Awards pursuant to this Section 2(c) to the chief executive officer or president, references to the Committee shall include references to such person, subject, however, to the requirements of the Plan, Rule 16b-3 and other applicable law.

3.   Effective Date

     The effective date of the Plan shall be February 5, 1998 (the "Effective Date"). The Plan was amended and restated effective as of June 13 , 2000. Awards may be granted under the Plan on and after the Effective Date, but no Awards will be granted after February 4, 2008.

4.   Shares of Stock Subject to the Plan; Award Limitations

     (a) Subject to adjustment as provided in Section 4(c), the number of shares of Common Stock that may be issued pursuant to Awards shall equal the sum of (i) three million (3,000,000) shares of Common Stock; (ii) any shares of Common Stock available for future awards under the SQL 1992 Stock Plan (the "Prior Plan") as of June 13, 2000; and (iii) any shares of Common Stock that are represented by awards granted under the Plan or the Prior Plan which are forfeited, expire or are canceled or terminated without delivery of shares of Common Stock or which result in the forfeiture of the shares of Common Stock back to the Corporation. Shares issued pursuant to the Plan may be authorized but unissued shares, treasury shares or shares purchased on the open market or by private purchase.

     (b) The Corporation hereby reserves sufficient authorized shares of Common Stock to meet the grant of Awards hereunder. To the extent that any shares of Common Stock subject to an Award are not delivered to a Participant (or his beneficiary) because the Award is forfeited, canceled, settled in cash or used to satisfy applicable tax withholding obligations, such shares shall not be deemed to have been issued for purposes of determining the maximum number of shares of Common Stock available for issuance under the Plan. If the purchase price of an Option granted under the Plan is satisfied by tendering shares of Common Stock, only the number of shares issued net of the shares of Common Stock tendered shall be deemed issued for purposes of determining the maximum number of shares of Common Stock available for issuance under the Plan.

     (c) If there is any change in the shares of Common Stock because of a merger, consolidation or reorganization involving the Corporation or a related corporation, or if the Board of Directors of the Corporation declares a stock dividend stock split distributable in shares of Common Stock, or reverse stock split, or if there is a change in the capital stock structure of the Corporation or a related corporation affecting the Common Stock, the number of shares of Common Stock reserved for issuance under the Plan shall be correspondingly adjusted, and the Committee shall make such adjustments to Awards or to any provisions of this Plan as the Committee deems equitable to prevent dilution or enlargement of Awards.

     (d) In no event shall an employee be granted Awards under the Plan for more than 200,000 shares of Common Stock (or the equivalent value thereof based on the Fair Market Value of the Common Stock on the date of grant of the Award) during any calendar year, subject to adjustment as provided in Section 4(c) herein.

5.   Eligibility

     An Award may be granted only to an individual who satisfies the following eligibility requirements on the date the Award is granted:

     (a) The individual is either (i) an employee of the Corporation or a related corporation, (ii) a director of the Corporation or a related corporation, or (iii) an independent contractor, consultant or advisor (collectively, "independent contractors") providing services to the Corporation or a related corporation. For this purpose, an individual shall be considered to be an "employee" only if there exists between the individual and the Corporation or a related corporation the legal and bona fide relationship of employer and employee.

     (b) With respect to the grant of Incentive Options, the individual does not own, immediately before the time that the Incentive Option is granted, stock possessing more than ten percent of the total combined voting power of all classes of stock of the Corporation. Notwithstanding the foregoing, an individual who owns more than ten percent of the total combined voting power of the Corporation may be granted an Incentive Option if the option price (as determined pursuant to Section 6(b) herein, is at least 110% of the Fair Market Value of the Common Stock (as defined in Section 6(b) herein), and the option period (as defined in Section 6(c) herein) does not exceed five years. For this purpose, an individual will be deemed to own stock which is attributable to him under Section 424(d) of the Code.

     (c) The individual, being otherwise eligible under this Section 5, is selected by the Committee as an individual to whom an Award shall be granted (a "Participant").

6.   Options

     (a) Grant of Options: Subject to the limitations of the Plan, the Committee may in its sole and absolute discretion grant Options to such eligible individuals in such numbers, upon such terms and at such times as the Committee shall determine. Both Incentive Options and Nonqualified Options may be granted under the Plan; provided, however, that Incentive Options may only be granted to employees of the Corporation or a related corporation. To the extent necessary to comply with Section 422 of the Code and related regulations, if an Option is designated as an Incentive Option but does not qualify as such under Section 422 of the Code, the Option (or portion thereof) shall be treated as a Nonqualified Option.

     (b) Option Price; Date of Grant; Fair Market Value: The price per share at which an Option may be exercised (the "option price") shall be established by the Committee at the time the Option is granted and shall be set forth in the terms of the agreement evidencing the grant of the Option; provided, that (i) in the case of an Incentive Option, the option price shall be no less than 100% of the Fair Market Value per share of the Common Stock on the date the Option is granted; and (ii) in no event shall the option price per share of any Option be less than the par value per share of the Common Stock. In addition, the following rules shall apply:

          (i) An Incentive Option shall be considered to be granted on the date that the Committee acts to grant the Option, or on any later date specified by the Committee as the effective date of the Option. A Nonqualified Option shall be considered to be granted on the date the Committee acts to grant the Option or any other date specified by the Committee as the date of grant of the Option.

          (ii) For the purposes of the Plan, the Fair Market Value of the shares shall be determined in good faith by the Committee in accordance with the following provisions: (A) if the shares of Common Stock are listed for trading on the New York Stock Exchange or the American Stock Exchange, the Fair Market Value shall be the closing sales price of the shares on the New York Stock Exchange or the American Stock Exchange (as applicable) on the date immediately preceding the date the Option is granted, or, if there is no transaction on such date, then on the trading date nearest preceding the date the Option is granted for which closing price information is available, and, provided further, if the shares are quoted on the Nasdaq National Market or the Nasdaq SmallCap Market of the Nasdaq Stock Market but are not listed for trading on the New York Stock Exchange or the American Stock Exchange, the Fair Market Value shall be the closing sales price for such stock (or the closing bid, if no sales were reported or if there is no transaction on such date, then on the trading date nearest preceding the date the Option is granted) as quoted on such system on the date immediately preceding the date the Option is granted for which such information is available; or (B) if the shares of Common Stock are not listed or reported in any of the foregoing, then the Fair Market Value shall be determined by the Committee in accordance with the applicable provisions of Section 20.2031-2 of the Federal Estate Tax Regulations, or in any other manner consistent with the Code and accompanying regulations.

          (iii) In no event shall there first become exercisable by an employee in any one calendar year Incentive Options granted by the Corporation or any related corporation with respect to shares having an aggregate Fair Market Value (determined at the time an Incentive Option is granted) greater than $100,000.

     (c)  Option Period and Limitations on the Right to Exercise Options

          (i) The term of an Option (the "option period") shall be determined by the Committee at the time the Option is granted. With respect to Incentive Options, such period shall not extend more than ten years from the date on which the Option is granted. Any Option or portion thereof not exercised before expiration of the option period shall terminate. The period or periods during which and the terms and conditions pursuant to which an Option may be exercised shall be determined by the Committee at the time the Option is granted.

          (ii) An Option may be exercised by giving written notice to the Corporation at such place as the Corporation or its designee shall direct. Such notice shall specify the number of shares to be purchased pursuant to an Option and the aggregate purchase price to be paid therefor, and shall be accompanied by the payment of such purchase price. Unless an individual option agreement provides otherwise, such payment shall be in the form of
     (A) cash; (B) delivery (by either actual delivery or attestation) of shares of Common Stock owned by the Participant at the time of exercise for a period of at least six months and otherwise acceptable to the Committee;
     (C) delivery of written notice of exercise to the Corporation and delivery to a broker of written notice of exercise and irrevocable instructions to promptly deliver to the Corporation the amount of sale or loan proceeds to pay the option price; or (D) a combination of the foregoing methods, as elected by the Participant. Shares tendered in payment on the exercise of an Option shall be valued at their Fair Market Value on the date of exercise, as determined by the Committee by applying the provisions of
     Section 6(b)(ii).

          (iii) Unless an individual option agreement provides otherwise, and notwithstanding Section 6(c)(i) herein, no Option granted to a Participant who was an employee at the time of grant shall be exercised unless the Participant is, at the time of exercise, an employee as described in
     Section 5(a), and has been an employee continuously since the date the Option was granted, subject to the following:

               (A) An Option shall not be affected by any change in the terms, conditions or status of the Participant's employment, provided that the Participant continues to be an employee of the Corporation or a related corporation.

               (B) The employment relationship of a Participant shall be treated as continuing intact for any period that the Participant is on military or sick leave or other bona fide leave of absence, provided that the period of such leave does not exceed ninety days, or, if longer, as long as the Participant's right to reemployment is guaranteed either by statute or by contract. The employment relationship of a Participant shall also be treated as continuing intact while the Participant is not in active service because of disability. The Committee shall determine whether a Participant is disabled, and, if applicable, the date of a participant's termination of employment or service for any reason (the "termination date").

               (C) Unless an individual option agreement provides otherwise, if the employment of a Participant is terminated because of disability within the meaning of subparagraph (B), or if the Participant dies while he is an employee or dies after the termination of his employment because of disability, the Option may be exercised only to the extent exercisable on his termination date, except that the Committee may in its discretion accelerate the date for exercising all or any part of the Option which was not otherwise exercisable on the termination date. The Option must be exercised, if at all, prior to the first to occur of the following, whichever shall be applicable:
          (X) the close of the period of twelve months next succeeding the termination date; or (Y) the close of the option period. In the event of the Participant's death, such Option shall be exercisable by such person or persons as shall have acquired the right to exercise the Option by will or by the laws of intestate succession.

               (D) Unless an individual option agreement provides otherwise, if the employment of the Participant is terminated for any reason other than disability (as defined in subparagraph (B)), death or for "cause," his Option may be exercised to the extent exercisable on the date of such termination of employment, except that the Committee may in its discretion accelerate the date for exercising all or any part of the Option which was not otherwise exercisable on the date of such termination of employment. The Option must be exercised, if at all, prior to the first to occur of the following, whichever shall be applicable: (X) the close of the period of three (3) months next succeeding the termination date; or (Y) the close of the option period. If the Participant dies following such termination of employment and prior to the earlier of the dates specified in (X) or
          (Y) of this subparagraph (D), the Participant shall be treated as having died while employed under subparagraph (C) immediately preceding (treating for this purpose the Participant's date of termination of employment as the termination date). In the event of the Participant's death, such Option shall be exercisable by such person or persons as shall have acquired the right to exercise the Option by will or by the laws of intestate succession.

               (E) Unless an individual option agreement provides otherwise, if the employment of the Participant is terminated for "cause," his Option shall lapse and no longer be exercisable as of the effective time of his termination of employment, as determined by the Committee. For purposes of the Plan, the Participant's termination shall be for "cause" if such termination results from the Participant's (W) (with respect to Options granted on or after June 13, 2000) termination for "cause" under the Participant's employment, consulting or other agreement with the Corporation or a related corporation; (X) dishonesty or conviction of a crime; (Y) failure to perform his duties to the satisfaction of the Corporation; or (Z) engaging in conduct that could be materially damaging to the Corporation without a reasonable good faith belief that such conduct was in the best interest of the Corporation. The determination of "cause" shall be made by the Committee and its determination shall be final and conclusive.

               (F) Notwithstanding the foregoing, the Committee shall have authority, in its discretion, to extend the period during which an Option may be exercised; provided that, in the event that any such extension shall cause an Incentive Option to be designated as a Nonqualified Option, no such extension shall be made without the prior written consent of the Participant.

          (iv) Unless an individual agreement provides otherwise, an Option granted to a Participant who was an independent contractor or director of the Corporation or a related corporation at the time of grant (and who does not thereafter become an employee, in which case he shall be subject to the provisions of Section 6(c)(iii) herein) may be exercised only to the extent exercisable on the date of the Participant's termination of service to the Corporation or a related corporation (unless the termination was for cause), and must be exercised, if at all, prior to the first to occur of the following, as applicable: (X) the close of the period of three (3) months next succeeding the termination date; or (Y) the close of the option period. If the services of such a Participant are terminated for cause (as defined in Section 6(c)(iii)(E) herein), his Option shall lapse and no longer be exercisable as of the effective time of his termination of services, as determined by the Committee. Notwithstanding the foregoing, the Committee may in its discretion accelerate the date for exercising all or any part of an Option which was not otherwise exercisable on the termination date or extend the period during which an Option may be exercised, or both.

          (v) A Participant or his legal representative, legatees or distributees shall not be deemed to be the holder of any shares subject to an Option and shall not have any rights of a stockholder unless and until certificates for such shares are delivered to him or them under the Plan.

          (vi) Nothing in the Plan shall confer upon the Participant any right to continue in the service of the Corporation or a related corporation as an employee, director, or independent contractor or to interfere in any way with the right of the Corporation or a related corporation to terminate the Participant's employment or service at any time.

          (vii) A certificate or certificates for shares of Common Stock acquired upon exercise of an Option shall be issued in the name of the Participant (or his beneficiary) and distributed to the Participant (or his beneficiary) as soon as practicable following receipt of notice of exercise and payment of the purchase price.

     (d)  Nontransferability of Options

          (i) Incentive Options shall not be transferable other than by will or the laws of intestate succession. Nonqualified Options shall not be transferable other than by will or the laws of intestate succession, except as may be permitted by the Committee in a manner consistent with the registration provisions of the Securities Act of 1933, as amended (the "Securities Act"). Except as may be permitted by the preceding sentence, an Option shall be exercisable during the Participant's lifetime only by him or by his guardian or legal representative. The designation of a beneficiary does not constitute a transfer.

          (ii) If a Participant is subject to Section 16 of the Exchange Act, shares of Common Stock acquired upon exercise of an Option may not, without the consent of the Committee, be disposed of by the Participant until the expiration of six months after the date the Option was granted.

7.   Stock Appreciation Rights

     (a) Grant of SARs: Subject to the limitations of the Plan, the Committee may in its sole and absolute discretion grant SARs to such eligible individuals, in such numbers, upon such terms and at such times as the Committee shall determine. SARs may be granted to an optionee of an

Option (hereinafter called a "Related Option") with respect to all or a portion of the shares of Common Stock subject to the Related Option (a "Tandem SAR") or may be granted separately to an eligible key employee (a "Freestanding SAR"). Subject to the limitations of the Plan, SARs shall be exercisable in whole or in part upon notice to the Corporation upon such terms and conditions as are provided in the agreement relating to the grant of the SAR.

     (b) Tandem SARs: A Tandem SAR may be granted either concurrently with the grant of the Related Option or (if the Related Option is a Nonqualified Option) at any time thereafter prior to the complete exercise, termination, expiration or cancellation of such Related Option. Tandem SARs shall be exercisable only at the time and to the extent that the Related Option is exercisable (and may be subject to such additional limitations on exercisability as the Committee may provide in the agreement), and in no event after the complete termination or full exercise of the Related Option. For purposes of determining the number of shares of Common Stock that remain subject to such Related Option and for purposes of determining the number of shares of Common Stock in respect of which other Awards may be granted, upon the exercise of Tandem SARs, the Related Option shall be considered to have been surrendered to the extent of the number of shares of Common Stock with respect to which such Tandem SARs are exercised. Upon the exercise or termination of the Related Option, the Tandem SARs with respect thereto shall be canceled automatically to the extent of the number of shares of Common Stock with respect to which the Related Option was so exercised or terminated. Subject to the limitations of the Plan, upon the exercise of a Tandem SAR, the Participant shall be entitled to receive from the Corporation, for each share of Common Stock with respect to which the Tandem SAR is being exercised, consideration equal in value to the excess of the Fair Market Value of a share of Common Stock on the date of exercise over the Related Option price per share; provided, that the Committee may, in any agreement granting Tandem SARs, establish a maximum value payable for such SARs.

     (c) Freestanding SARs: Unless an individual agreement provides otherwise, the base price of a Freestanding SAR shall be not less than 100% of the Fair Market Value of the Common Stock (as determined in accordance with Section 6(b)(ii) herein) on the date of grant of the Freestanding SAR. Subject to the limitations of the Plan, upon the exercise of a Freestanding SAR, the Participant shall be entitled to receive from the Corporation, for each share of Common Stock with respect to which the Freestanding SAR is being exercised, consideration equal in value to the excess of the Fair Market Value of a share of Common Stock on the date of exercise over the base price per share of such Freestanding SAR; provided, that the Committee may, in any agreement granting Freestanding SARs, establish a maximum value payable for such SARs.

     (d)  Exercise of SARs:

          (i) Subject to the terms of the Plan, SARs shall be exercisable in whole or in part upon such terms and conditions as are provided in the agreement relating to the grant of the SAR. The period during which an SAR may be exercisable shall not exceed ten years from the date of grant or, in the case of Tandem SARs, such shorter option period as may apply to the Related Option. Any SAR or portion thereof not exercised before expiration of the period stated in the agreement relating to the grant of the SAR shall terminate.

          (ii) SARs may be exercised by giving written notice to the Corporation at such place as the Committee shall direct. The date of exercise of the SAR shall mean the date on which the Corporation shall have received notice from the Participant of the exercise of such SAR.

          (iii) No SAR may be exercised unless the Participant is, at the time of exercise, an eligible Participant, as described in Section 5, and has been a Participant continuously since the date the SAR was granted, subject to the provisions of Sections 6(c)(iii) and (iv) herein.

     (e) Consideration; Election: The consideration to be received upon the exercise of the SAR by the Participant shall be paid in cash, shares of Common Stock (valued at Fair Market Value on the date of exercise of such SAR in accordance with Section 6(b)(ii) herein) or a combination of cash and shares of Common Stock, as elected by the Participant, subject to the terms of the Plan and the applicable agreement. The Corporation's obligation arising upon the exercise of the SAR may be paid currently or on a deferred basis with such interest or earnings equivalent as the Committee may determine. A certificate or certificates for shares of Common Stock acquired upon exercise of an SAR for shares shall be issued in the name of the Participant (or his beneficiary) and distributed to the Participant (or his beneficiary) as soon as practicable following receipt of notice of exercise. No fractional shares of Common Stock will be issuable upon exercise of the SAR and, unless otherwise provided in the applicable agreement, the Participant will receive cash in lieu of fractional shares.

     (f) Limitations: The applicable SAR agreement shall contain such terms, conditions and limitations consistent with the Plan as may be specified by the Committee. Unless otherwise so provided in the applicable agreement or the Plan, any such terms, conditions or limitations relating to a Tandem SAR shall not restrict the exercisability of the Related Option.

     (g)  Nontransferability:

          (i) SARs shall not be transferable other than by will or the laws of intestate succession (except to the extent, if any, that a Related Option is a Nonqualified Option and is transferable pursuant to Section 6(d) herein). The designation of a beneficiary does not constitute a transfer. SARs may be exercised during the Participant's lifetime only by him or by his guardian or legal representative.

          (ii) If the Participant is subject to Section 16 of the Exchange Act, shares of Common Stock acquired upon exercise of an SAR may not, without the consent of the Committee, be disposed of by the Participant until the expiration of six months after the date the SAR was granted.

8.   Grant and Earning of Restricted Awards

     (a) Grant and Earning of Restricted Awards: Subject to the limitations of the Plan, the Committee may in its sole and absolute discretion grant Restricted Awards to such individuals in such numbers, upon such terms and at such times as the Committee shall determine. A Restricted Award may consist of a Restricted Stock Award or a Restricted Unit, or both. Restricted Awards shall be payable in cash or whole shares of Common Stock (including Restricted Stock), or partly in cash and partly in whole shares of Common Stock, in accordance with the terms of the Plan and the sole and absolute discretion of the Committee. The Committee shall determine the conditions which must be met in order for a Restricted Award to be granted or to vest or be earned (in whole or in part), which conditions may include, but are not limited to, the continued service of the Participant for a certain period of time, attainment of such performance objectives as the Committee may determine, a combination of continued service and performance objectives, retirement, displacement, disability, death or a combination of such conditions. The Committee shall determine the nature, length and starting date of the period, if any, during which the Restricted Award may be earned (the "Restriction Period") for each Restricted Award, which shall be as stated in the agreement to which the Award relates. In the case of Restricted Awards based upon performance criteria, or a combination of performance criteria and continued service, the Committee shall determine the performance objectives to be used in valuing Restricted Awards and determine the extent to which such Awards have been earned. Performance objectives may vary from participant to participant and between groups of participants and shall be based upon such Corporation, business unit and/or individual performance factors and criteria as the Committee in its sole discretion may deem appropriate, including, but not limited to, sales targets, earnings per share, return on equity, return on assets, total revenue, total return to stockholders, or any combination of the foregoing. The Committee shall determine the terms and conditions of each Restricted Award, including the form and terms of payment of Awards. The Committee shall have sole authority to determine whether and to what degree Restricted Awards have been earned and are payable and to interpret the terms and conditions of Restricted Awards and the provisions herein. The Committee, in its sole and absolute discretion, may accelerate the date that any Restricted Award granted to a Participant shall be deemed to be earned in whole or in part, without any obligation to accelerate such date with respect to other Restricted Awards.

     (b) Forfeiture of Restricted Awards: Unless an individual agreement provides otherwise, if the employment or service of a Participant shall be terminated for any reason and the Participant has not earned all or part of a Restricted Award pursuant to the terms herein, such Award to the extent not then earned shall be forfeited immediately upon such termination and the Participant shall have no further rights with respect thereto.

     (c) Dividend and Voting Rights; Share Certificates: Unless an individual agreement provides otherwise, (i) a Participant shall have no dividend rights or voting rights or other rights as a stockholder with respect to shares reserved in his name pursuant to a Restricted Award payable in shares but not yet earned, and (ii) a certificate or certificates for shares of Common Stock representing a Restricted Award payable in shares shall be issued in the name of the Participant and distributed to the Participant (or his beneficiary) as soon as practicable following the date that the shares subject to the Award are earned. No certificate shall be issued hereunder in the name of the Participant (or his beneficiary) except to the extent the shares represented thereby have been earned.

     (d)  Nontransferability:

          (i) The recipient of a Restricted Award shall not sell, transfer, assign, pledge or otherwise encumber shares subject to the Award until the Restriction Period has expired or until all conditions to vesting have been met.

          (ii) Restricted Awards shall not be transferable other than by will or the laws of intestate succession. The designation of a beneficiary does not constitute a transfer.

          (iii) If a Participant of a Restricted Award is subject to Section 16 of the Exchange Act, shares of Common Stock subject to such Award may not, without the consent of the Committee, be sold or otherwise disposed of within six months following the date of grant of such Award.

9.   Withholding

     The Corporation shall withhold all required local, state and federal taxes from any amount payable in cash with respect to an Award. The Corporation shall require any recipient of an Award payable in shares of the Common Stock to pay to the Corporation in cash the amount of any tax or other amount required by any governmental authority to be withheld and paid over by the Corporation to such authority for the account of such recipient. Notwithstanding the foregoing, the recipient may satisfy such obligation in whole or in part, and any other local, state or federal income tax obligations relating to such an Award, by electing (the "Election") to have the Corporation withhold shares of Common Stock from the shares to which the recipient is entitled. The number of shares to be withheld shall have a Fair Market Value as of the date that the amount of tax to be withheld is determined (the "Tax Date") as nearly equal as possible to (but not exceeding) the amount of such obligations being satisfied. Each Election must be made in writing to the Committee in accordance with election procedures established by the Committee.

10.  Performance-Based Compensation

     To the extent that Section 162(m) of the Code is applicable, the Committee shall have discretion to determine the extent, if any, that Awards conferred under the Plan to Covered Employees, as such term is defined in Section 19(b) herein, shall comply with the qualified performance-based compensation exception to employer compensation deductions set forth in Section 162(m) of the Code.

11.  Section 16(b) Compliance

     It is the general intent of the Corporation that transactions under the Plan which are subject to Section 16 of the Exchange Act shall comply with Rule 16b-3 under the Exchange Act. Notwithstanding anything in the Plan to the contrary, the Committee, in its sole and absolute discretion, may bifurcate the Plan so as to restrict, limit or condition the use of any provision of the Plan to participants who are officers or directors subject to Section 16 of the Exchange Act without so restricting, limiting or conditioning the Plan with respect to other participants.

12.  No Right or Obligation of Continued Employment or Service

     Nothing contained in the Plan shall require the Corporation or a related corporation to continue the employment or service of a Participant, nor shall any such individual be required to remain in the employment or service of the Corporation or a related corporation. Except as otherwise provided in the Plan,
(i) all rights of a Participant with respect to an Award shall terminate upon the termination of the Participant's employment or service; and (ii) Awards granted under the Plan to employees of the Corporation or a related corporation shall not be affected by any change in the duties or position of the participant, as long as such individual remains an employee of, or in service to, the Corporation or a related corporation.

13.  Unfunded Plan; Retirement Plans

     (a) Neither a Participant nor any other person shall, by reason of the Plan, acquire any right in or title to any assets, funds or property of the Corporation or any related corporation including, without limitation, any specific funds, assets or other property which the Corporation or any related corporation, in their discretion, may set aside in anticipation of a liability under the Plan. A participant shall have only a contractual right to the Common Stock or amounts, if any, payable under the Plan, unsecured by any assets of the Corporation or any related corporation. Nothing contained in the Plan shall constitute a guarantee that the assets of such corporations shall be sufficient to pay any benefits to any person.

     (b) In no event shall any amounts accrued, distributable or payable under the Plan be treated as compensation for the purpose of determining the amount of contributions or benefits to which any person shall be entitled under any retirement plan sponsored by the Corporation or a related corporation that is intended to be a qualified plan within the meaning of Section 401(a) of the Code.

14.  Amendment and Termination of the Plan

     The Plan and any Award may be amended or terminated at any time by the Board of Directors of the Corporation; provided, that (i) amendment or termination of an Award shall not, without the consent of the recipient of an Award, adversely affect the rights of the recipient with respect to an outstanding Award; and (ii) approval of an amendment to the Plan by the stockholders of the Corporation shall only be required in the event such stockholder approval of any such amendment is required by applicable law, rule or regulation.

15.  Restrictions on Awards and Shares

     The Corporation may impose such restrictions on any Awards and shares representing Awards hereunder as it may deem advisable, including without limitation restrictions under the Securities Act. Under the requirements of any stock exchange or similar organization and under any blue sky or state securities laws applicable to such shares. Notwithstanding any other Plan provision to the contrary, the Corporation shall not be obligated to issue or deliver shares of Common Stock under the Plan or make any other distribution of benefits under the Plan, or take any other action, unless such delivery, distribution or action is in compliance with all applicable laws, rules and regulations (including but not limited to the requirements of the Securities
Act). The Corporation may cause a restrictive legend to be placed on any certificate issued pursuant to an Award hereunder in such form as may be prescribed from time to time by applicable laws and regulations or as may be advised by legal counsel.

16.  Applicable Law

     The Plan shall be governed by and construed in accordance with the laws of the State of Delaware, without regard to the conflict of laws provisions of any state.

17.  Stockholder Approval

     The Plan is subject to approval by the stockholders of the Corporation, which approval must occur, if at all, within 12 months of the effective date of the Plan. Awards granted prior to such stockholder approval shall be conditioned upon and shall be effective only upon approval of the Plan by such stockholders on or before such date.

18.  Change of Control

     (a) With respect to Awards granted on and after the Effective Date of the Plan and before October 28, 1999, notwithstanding any other provision of the Plan to the contrary, in the event of a Change of Control (as defined in Section 18(c) herein):

          (i) All Options and SARs outstanding as of the date of such Change of Control shall become fully exercisable, whether or not then otherwise exercisable.

          (ii) Any restrictions including but not limited to the Restriction Period applicable to any Restricted Award shall be deemed to have expired, and such Restricted Awards shall become fully vested and payable to the fullest extent of the original grant of the applicable Award.

          (iii) Notwithstanding the foregoing, in the event of a merger, share exchange, reorganization or other business combination affecting the Corporation or a related corporation, the Committee may, in its sole and absolute discretion, determine that any or all Awards granted pursuant to the Plan shall not vest or become exercisable on an accelerated basis, if the Corporation or the board of directors of the surviving or acquiring corporation, as the case may be, shall have taken such action, including but not limited to the assumption of Awards granted under the Plan or the grant of substitute awards (in either case, with substantially similar terms as Awards granted under the Plan), as in the opinion of the Committee is equitable or appropriate to protect the rights and interests of participants under the Plan. For the purposes herein, the Committee authorized to make the determinations provided for in this Section 18(a)(iii) shall be appointed by the Board of Directors, two-thirds of the members of which shall have been directors of the Corporation prior to the merger, share exchange, reorganization or other business combinations affecting the Corporation or a related corporation.

     (b) Notwithstanding anything to the contrary herein, with respect to Awards granted on or after October 28, 1999, the following provisions shall apply in lieu of the provisions of Section 18(a) (unless an individual agreement provides otherwise):

          (i) Any Options and SARs outstanding as of the date of such Change of Control which are not otherwise exercisable on that date shall immediately become exercisable with respect to 50% of that portion of such outstanding Award which was not otherwise exercisable as of such date; and

          (ii) Any Restricted Awards outstanding as of the date of such Change of Control which had not otherwise vested shall be deemed to be vested and payable with respect to 50% of that portion of such outstanding Award which was not otherwise vested on such date.

          (iii) Notwithstanding the foregoing, in the event of a Change of Control, the Committee may, in its sole and absolute discretion, determine that any or all Awards granted pursuant to the Plan shall not vest or become exercisable on an accelerated basis, if the Board of Directors of the Corporation or the surviving or acquiring corporation, as the case may be, shall have taken such action, including, but not limited to, the assumption or continuation of Awards granted under the Plan or the grant of substitute awards (in either case, with substantially similar terms as Awards granted under the Plan), as in the opinion of the Committee is equitable or appropriate to protect the rights and interests of participants under the Plan. For the purposes herein, the Committee authorized to make the determinations provided for in this Section 18(b)(iii) shall be appointed by the Board of Directors, two-thirds of the members of which shall have been directors of the Corporation prior to the merger, share exchange, reorganization or other business combinations affecting the Corporation or a related corporation.

     (c) For the purposes herein, a "Change of Control" shall be deemed to have occurred on the earliest of the following dates:

          (i) The date any entity or person shall have become the beneficial owner of, or shall have obtained voting control over, (A) fifty-one percent (51%) or more of the outstanding Common Stock of the Corporation if the Corporation's stock is not then registered with the SEC and publicly traded or (B) forty percent (40%) or more of the outstanding Common Stock of the Corporation if the Corporation has consummated its initial public offering;

          (ii) The date the stockholders of the Corporation approve a definitive agreement (A) to merge or consolidate the Corporation with or into another corporation or other business entity (each, a "corporation"), in which the Corporation is not the continuing or surviving corporation or pursuant to which any shares of Common Stock of the Corporation would be converted into cash, securities or other property of another corporation, other than (x) a merger or consolidation of the Corporation in which holders of Common Stock immediately prior to the merger or consolidation have the same proportionate ownership of Common Stock of the surviving corporation immediately after the merger as immediately before and (y) with respect to Awards granted on or after October 28, 1999, any merger or consolidation of the Corporation in which holders of Common Stock immediately prior to the merger or consolidation continue to own at least a majority of the combined voting securities of the Corporation (or the surviving entity) outstanding immediately after such merger or consolidation, or (B) to sell or otherwise dispose of all or substantially all the assets of the Corporation; or

          (iii) The date there shall have been a change in a majority of the Board of Directors of the Corporation within a 12-month period unless the nomination for election by the Corporation's stockholders of each new director was approved by the vote of two-thirds of the directors then still in office who were in office at the beginning of the 12-month period.

     (For purposes herein, the term "person" shall mean any individual, corporation, partnership, group, association or other person, as such term is defined in Section 13(d)(3) or Section 14(d)(2) of the Exchange Act, other than the Corporation, a subsidiary of the Corporation or any employee benefit plan(s) sponsored or maintained by the Corporation or any subsidiary thereof, and the term "beneficial owner" shall have the meaning given the term in Rule 13d-3 under the Exchange Act.)

19.  Certain Definitions

     For purposes of the Plan, the following terms shall have the meaning indicated:

     (a) "Agreement" means any written agreement or agreements between the Corporation and the recipient of an Award pursuant to the Plan relating to the terms, conditions and restrictions of Options, SARs, Restricted Awards and any other Awards conferred herein.

     (b) "Covered Employee" shall have the meaning given the term in Section 162(m) of the Code or the regulations thereunder.

     (c) "Disability" shall mean the inability to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death, or which has lasted or can be expected to last for a continuous period of not less than twelve months.

     (d) "Parent" or "parent corporation" shall mean any corporation (other than the Corporation) in an unbroken chain of corporations ending with the Corporation if each corporation other than the Corporation owns stock possessing 50% or more of the total combined voting power of all classes of stock in another corporation in the chain.

     (e) "Predecessor" or "predecessor corporation" means a corporation which was a party to a transaction described in Section 424(a) of the Code (or which would be so described if a substitution or assumption under that Section had occurred) with the Corporation, or a corporation which is a parent or subsidiary of the Corporation, or a predecessor of any such corporation.

     (f) "Related corporation" means any parent, subsidiary or predecessor of the Corporation.

     (g) "Restricted Stock" shall mean shares of Common Stock which are subject to Restricted Awards payable in shares, the vesting of which is subject to restrictions set forth in the Plan or the agreement relating to such Award.

     (h) "Subsidiary" or "subsidiary corporation" means any corporation (other than the Corporation) in an unbroken chain of corporations beginning with the Corporation if each corporation other than the last corporation in the unbroken chain owns stock possessing 50% or more of the total combined voting power of all classes of stock in another corporation in the chain.

     IN WITNESS WHEREOF, this Stock Incentive Plan of Clarus Corporation, as amended and restated, has been executed in behalf of the Corporation effective as of the 13th day of June, 2000.



                                             CLARUS CORPORATION


                                             By: /s/ Stephen P. Jeffery
                                                 ----------------------------
                                             Name:  Stephen P. Jeffery
                                             Title: Chairman, Chief Executive
                                                    Officer and President

Attest:



Mark D. Gagne, Secretary

[Corporate Seal]

                                   APPENDIX C


                         EMPLOYEE STOCK PURCHASE PLAN


                                       OF


                               CLARUS CORPORATION

                              CLARUS CORPORATION
                         EMPLOYEE STOCK PURCHASE PLAN

     1.   Purpose
          -------

          The purpose of the Clarus Corporation Employee Stock Purchase Plan (the "Plan") is to give eligible employees of Clarus Corporation, a Delaware corporation (the "Corporation"), and its designated Subsidiaries an opportunity to acquire shares of the common stock of the Corporation (the "Common Stock") and to continue to promote the Corporation's best interests and enhance its long-term performance. This purpose will be carried through the granting of options ("options") to purchase shares of the Corporation's Common Stock through payroll deductions or other means permitted under the Plan. The Plan is intended to comply with the requirements of Section 423 of the Internal Revenue Code of 1986, as amended (the "Code"), applicable to employee stock purchase plans. The provisions of the Plan shall be construed so as to comply with the requirements of Section 423 of the Code.

     2.   Certain Definitions
          -------------------

          In addition to terms defined elsewhere in the Plan, the following words and phrases shall have the meanings given below unless a different meaning is required by the context:

          (a) "Board" means the Board of Directors of the Corporation.

          (b) "Code" means the Internal Revenue Code of 1986, as amended.

          (c) "Committee" means the Compensation Committee of the Board.

          (d) "Common Stock" means shares of the common stock of the Corporation.

          (e) "Corporation" means Clarus Corporation, a Delaware corporation.

          (f) "Eligible Employee" means any employee of the Corporation or a designated Subsidiary except for (i) any employee whose customary employment is less than 20 hours per week or (ii) any employee whose customary employment is for not more than five months in any calendar year. For purposes of the Plan, the employment relationship shall be treated as continuing intact while the individual is on sick leave or other leave of absence approved by the Corporation; provided that, where the period of leave exceeds 90 days and the individual's right to reemployment is not guaranteed either by statute or by contract, the employment relationship shall be deemed to have terminated on the 91st day of such leave.

          (g) "Fair Market Value" of the Common Stock on a given date (the "valuation date") shall be determined in good faith by the Committee in accordance with the following provisions:

               (i) if the shares of Common Stock are listed for trading on the New York Stock Exchange or the American Stock Exchange, the Fair Market Value shall be the closing sales price of the shares on the New York Stock Exchange or the American Stock Exchange (as applicable) on the date immediately preceding the valuation date, or, if there is no transaction on such date, then on the trading date nearest preceding the valuation date for which closing price information is available, and, provided further, if the shares are quoted on the Nasdaq National Market or the Nasdaq SmallCap Market of the Nasdaq Stock Market but are not listed for trading on the New York Stock Exchange or the American Stock Exchange, the Fair Market Value shall be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on such system on the date immediately preceding the valuation date for which such information is available; or

               (ii) if the shares of Common Stock are not listed or reported in any of the foregoing, then Fair Market Value shall be determined by the Committee in any other manner consistent with the Code and accompanying regulations.

     Notwithstanding any provision of the Plan to the contrary, no determination made with respect to the Fair Market Value of Common Stock subject to an option shall be inconsistent with Section 423 of the Code or regulations thereunder.

          (h) "Offer Date" means the date of grant of an option pursuant to the Plan. The Offer Date shall be the first date of each Purchase Period.

          (i) "Option" means an option granted hereunder which will entitle a participant to purchase shares of Common Stock in accordance with the terms of the Plan.

          (j) "Option Price" means the price per share of Common Stock subject to an option, as determined in accordance with Section 8(b).

          (k) "Participant" means an Eligible Employee who is a participant in the Plan.

          (l) "Plan" means the Clarus Corporation Employee Stock Purchase Plan, as it may be hereafter amended.

          (m) "Purchase Date" means the date of exercise of an option granted under the Plan. The Purchase Date shall be the last day of each Purchase Period.

          (n) "Purchase Period" means each six-month period during which an offering to purchase Common Stock is made to Eligible Employees pursuant to the Plan. There shall be two Purchase Periods in each fiscal year of the Corporation, with the first Purchase Period in a fiscal year commencing on or about January 1 and ending on June 30, and the second Purchase Period in a fiscal year commencing on or about July 1 and ending on December 31 of that year. Notwithstanding the foregoing, however, the first Purchase Period after the effective date of the Plan shall begin on or as soon as practicable following July 1, 2000 and end on December 31, 2000 and, accordingly, may extend for a period of less than six months. The Committee shall have the power to change the duration of Purchase Periods (including the commencement date thereof) with respect to future offerings without shareholder approval if such change is announced at least five (5) days prior to the scheduled beginning of the first Purchase Period to be affected thereafter.

          (o) "Subsidiary" means any present or future corporation which (i) would be a "subsidiary corporation" of the Corporation as that term is defined in Section 424 of the Code and (ii) is at any time designated as a corporation whose employees may participate in the Plan.

     3.   Effective Date
          --------------

          The Effective Date of the Plan shall be June 13, 2000. The Plan shall have a term of 10 years unless sooner terminated in accordance with Section 16 herein.

     4.   Administration
          --------------

          (a) The Plan shall be administered by the Board or, upon its delegation, by the Committee. References to the "Committee" shall include the Committee, the Board if it is acting in its administrative capacity with respect to the Plan, and any delegates appointed by the Committee pursuant to Section 4(b) herein.

          (b) Any action of the Committee may be taken by a written instrument signed by all of the members of the Committee and any action so taken by written consent shall be as fully effective as if it had been taken by a majority of the members at a meeting duly held and called. Subject to the provisions of the Plan, the Committee shall have full and final authority, in its discretion, to take any action with respect to the Plan, including, without limitation, the following: (i) to establish, amend and rescind rules and regulations for the administration of the Plan; (ii) to prescribe the form(s) of any agreements or other written instruments used in connection with the Plan; (iii) to determine the terms and provisions of the options granted hereunder; and (iv) to construe and interpret the Plan, the options, the rules and regulations, and the agreements or other written instruments, and to make all other determinations necessary or advisable for the administration of the Plan. The determinations of the Committee on all matters regarding the Plan shall be conclusive. Except to the extent prohibited by the Plan or applicable law or rule, the Committee may appoint one or more agents to assist in the administration of the Plan and may delegate all or any part of its responsibilities and powers to any such person or persons appointed by it. No member of the Board or Committee, as applicable, shall be liable while acting as administrator for any action or determination made in good faith with respect to the Plan or any option granted thereunder.

     5.   Shares Subject to Plan
          ----------------------

          The aggregate number of shares of Common Stock which may be purchased under the Plan shall not exceed 750,000 shares, subject to adjustment pursuant to Section 13(a) herein.

Shares of Common Stock distributed pursuant to the Plan shall be authorized but unissued shares, treasury shares or shares purchased on the open market or by private purchase. The Corporation hereby reserves sufficient authorized shares of Common Stock to provide for the exercise of options granted hereunder. In the event that any option granted under the Plan expires unexercised or is terminated, surrendered or canceled without being exercised, in whole or in part, for any reason, the number of shares of Common Stock subject to such option shall again be available for grant as an option and shall not reduce the aggregate number of shares of Common Stock available for the grant of options as set forth herein. If, on a given Purchase Date, the number of shares with respect to which options are to be exercised exceeds the number of shares then available under the Plan, the Corporation shall make a pro rata allocation of the shares remaining available for purchase in as uniform a manner as shall be practicable and as it shall determine to be equitable.

     6.   Eligibility
          -----------

          (a)  Initial Eligibility.  Any Eligible Employee who shall have
               -------------------
     completed 90 days' employment and shall be employed by the Corporation or a designated Subsidiary on any given Offer Date for a Purchase Period shall be eligible to be a Participant during such Purchase Period.

          (b)  Certain Limitations.  Any provisions of the Plan to the contrary
               -------------------
     notwithstanding:

               (i) No Eligible Employee shall be granted an option under the Plan to the extent that, immediately after the option was granted, the individual would own stock or hold outstanding options to purchase stock (or both) possessing 5% or more of the total combined voting power or value of all classes of stock of the Corporation or of any parent or subsidiary of the Corporation. For purposes of this Section 6(b)(i), stock ownership of an individual shall be determined under the rules of Section 424(d) of the Code, and stock which the employee may purchase under outstanding options shall be treated as stock owned by the employee.

               (ii) No Eligible Employee shall be granted an option under the Plan to the extent that his rights to purchase stock under all employee stock purchase plans (as defined in Section 423 of the Code) of the Corporation and any parent or subsidiary of the Corporation would accrue at a rate which exceeds $25,000 of fair market value of such stock (determined at the time of the grant of such option) for each calendar year in which such option is outstanding at any time. Any option granted under the Plan shall be deemed to be modified to the extent necessary to satisfy this Section 6(b)(ii).

     7.   Participation; Payroll Deductions
          ---------------------------------

          (a)  Commencement of Participation.  An Eligible Employee shall become
               -----------------------------
     a Participant by completing a subscription agreement authorizing payroll deductions on the form provided by the Corporation and filing it with the Corporation or its designee at least five business days prior to the Offer Date for the applicable Purchase Period. Following the filing of a valid subscription agreement, payroll deductions for a Participant shall commence on the first payroll period which occurs on or after the Offer Date for the applicable Purchase Period and shall continue for successive Purchase Periods during which the Participant is eligible to participate in the Plan, unless withdrawn or terminated as provided in Section 10 or Section 11 herein.

          (b)  Amount of Payroll Deduction; Determination of Compensation.  At
               ----------------------------------------------------------
     the time a Participant files his subscription agreement authorizing payroll deductions, he shall elect to have payroll deductions made on each payday that he is a Participant during a Purchase Period at a rate of not less than 1% nor more than 15% (or such other percentage as the Committee may establish from time to time before an Offer Date) of his compensation. For the purposes herein, a Participant's "compensation" during any Purchase Period means his regular base pay (all base straight time gross earnings and commissions, exclusive of payments for overtime, shift premiums, incentive compensation, incentive payments, bonuses and other similar compensation) determined as of each pay day or as of such other date or dates as may be determined by the Committee; provided, however, that the method of determining compensation shall be applied uniformly and consistently to all Participants. In the case of an hourly employee, the Participant's compensation (as defined above) during a pay period shall be determined by multiplying such employee's regular hourly rate of pay in effect on the date of such payroll deduction by the number of regularly scheduled hours actually worked by such employee (excluding overtime) during such period. Such compensation rates shall be determined by the Committee in a nondiscriminatory manner consistent with the provisions of
     Section 423 of the Code and the regulations thereunder.

          (c)  Participant's Account; No Interest.  All payroll deductions made
               ----------------------------------
     for a Participant shall be credited to his account under the Plan and shall be withheld in whole percentages only. In no event shall interest accrue on any payroll deductions made by a Participant.

          (d)  Changes in Payroll Deductions.  A Participant may discontinue his
               -----------------------------
     participation in the Plan as provided in Section 10 or Section 11, but no other change may be made during a Purchase Period and, specifically, a Participant may not otherwise increase or decrease the amount of his payroll deductions for that Purchase Period.

          (e) Notwithstanding the foregoing, to the extent necessary to comply with Section 423(b)(8) of the Code and Section 6(b) herein, a Participant's payroll deductions may be decreased to zero percent (0%) at any time during a Purchase Period. Payroll deductions shall recommence at the rate provided in such Participant's subscription agreement at the beginning of the first Purchase Period which is scheduled to end in the following calendar year, unless terminated by the Participant pursuant to Section 10 or Section 11 herein.

          (f)  Participation During Leave of Absence.  If a Participant goes on
               -------------------------------------
     a leave of
     absence, such Participant shall have the right to elect (i) to withdraw the balance in his account pursuant to Section 10 or (ii) to discontinue contributions to the Plan but remain a Participant in the Plan.

          (g)  Other Methods of Participation.  The Committee may, in its
               ------------------------------
     discretion, establish additional procedures whereby Eligible Employees may participate in the Plan by means other than payroll deduction, including, but not limited to, delivery of funds by Participants in a lump sum or automatic charges to Participants' bank accounts. Such other methods of participation shall be subject to such rules and conditions as the Committee may establish, subject to the provisions of Section 423 of the Code and related regulations. The Committee may at any time amend, suspend or terminate any participation procedures established pursuant to this
     Section 7(g) without prior notice to any Participant or Eligible Employee.

     8.   Grant of Options
          ----------------

          (a)  Number of Option Shares.  On the Offer Date of each Purchase
               -----------------------
     Period, a Participant shall be granted an option to purchase on the Purchase Date of such Purchase Period, at the applicable option price, such number of shares of Common Stock as is determined by dividing the amount of the Participant's payroll deductions accumulated on the Purchase Date and retained in the Participant's account as of the Purchase Date by the applicable option price (as determined in accordance with Section 8(b) herein); provided, however, that no Participant may purchase, during a single Purchase Period, shares of Common Stock with an aggregate Fair Market Value (based on the Option Price) in excess of $12,500 or in excess of the limitations set forth in Section 6(b) herein, and the number of shares subject to an option shall be adjusted as necessary to conform to such limitations. Exercise of the option shall occur as provided in Section 9 herein, unless the Participant has withdrawn pursuant to Section 10 herein or terminated employment pursuant to Section 11 herein.

          (b)  Option Price.  The option price per share of Common Stock
               ------------
     purchased with payroll deductions made during such a Purchase Period for a Participant shall be the lesser of:

               (i) 85% of the Fair Market Value per share of the Common Stock on the Offer Date for the Purchase Period; or

               (ii) 85% of the Fair Market Value per share of the Common Stock on the Purchase Date for the Purchase Period.

     9.   Exercise of Options
          -------------------

          (a)  Automatic Exercise.  Unless a Participant gives written notice of
               ------------------
     withdrawal to the Corporation as provided in Section 10 or terminates employment as provided in Section 11, his option for the purchase of Common Stock shall be exercised automatically on the Purchase Date applicable to such Purchase Period, and the maximum number of whole shares of Common Stock subject to the option shall be purchased for the Participant at the applicable option price with the accumulated payroll deductions in his account at that time (subject to the limitations set forth in Section 6(b) and Section 8(a) herein).

          (b)  Termination of Option.  An option granted during any Purchase
               ---------------------
     Period shall expire at the end of the last day of the Purchase Period, except as otherwise provided in Sections 10 and 11.

          (c)  Fractional Shares.  Fractional shares will not be issued under
               -----------------
     the Plan. Any excess payroll deductions in a Participant's account which are not sufficient to purchase a whole share will be automatically re-invested in a subsequent Purchase Period unless the Participant withdraws his payroll deductions pursuant to Section 10 herein or terminates employment pursuant to Section 11 herein.

          (d)  Delivery of Stock.  The shares of Common Stock purchased by each
               -----------------
     Participant shall be credited to such Participant's account maintained by the Corporation, a stock brokerage or other financial services firm designated by the Corporation (the "Designated Broker") or other designee of the Corporation on, or as soon as practicable following the Purchase Date for a Purchase Period. A Participant will be issued a certificate for his shares when his participation in the Plan is terminated, the Plan is terminated, or upon request. After the close of each Purchase Period, a report will be sent to each Participant stating the entries made to such Participant's account, the number of shares of Common Stock purchased and the applicable option price.

          (e)  Rights as a Shareholder.  No Participant or other person shall
               -----------------------
     have any rights as a shareholder unless and until certificates for shares of Common Stock have been issued to him or credited to his account.

     10.  Withdrawal.
          ----------

          A Participant may withdraw all but not less than all payroll deductions and shares credited to his account during a Purchase Period at any time prior to the applicable Purchase Date by giving written notice to the Corporation in form acceptable to the Corporation. In the event of such withdrawal, (i) all of the Participant's payroll deductions credited to his account will be paid to him promptly (without interest) after receipt of his notice of withdrawal, (ii) certificates for shares held in the Participant's account shall be distributed to him, (iii) such Participant's option for the Purchase Period shall be automatically terminated, and (iv) no further payroll deductions will be made during such Purchase Period. The Corporation may, at its option, treat any attempt to borrow by an employee on the security of his accumulated payroll deductions as an election to withdraw. A Participant's withdrawal from any Purchase Period will not have any effect upon his eligibility to participate in any succeeding Purchase Period or in any similar plan, which may hereafter be adopted by the Corporation. Notwithstanding the foregoing, however, if a Participant withdraws during a Purchase Period, payroll deductions shall not resume at the beginning of a succeeding Purchase Period unless the Participant delivers to the Corporation a new subscription agreement and otherwise complies with the terms of the Plan.

     11.  Termination of Employment.
          -------------------------

          Upon termination of a Participant's employment for any reason (including death), or in the event that a Participant ceases to be an Eligible Employee, he shall be deemed to have withdrawn from the Plan. In such event, all payroll deductions credited to his account during the Purchase Period (without interest) but not yet used to exercise an option and a certificate(s) for shares if shares are held in Participant's account rather than distributed shall be delivered to him, or, in the case of his death, to such person or persons entitled to receive such benefits pursuant to Section 17 herein. Any unexercised options granted to a Participant during such Purchase Period shall be deemed to have expired on the date of the Participant's termination of employment (unless terminated earlier pursuant to Sections 9(b) or 10 herein), and no further payroll deductions will be made for the individual's account.

     12.  Transferability
          ---------------

          No option (or right attendant to an option) granted pursuant to the Plan shall be transferable (including by assignment, pledge or hypothecation), except as provided by will or the applicable laws of intestate succession. No option shall be subject to execution, attachment or similar process. Any attempted assignment, transfer, pledge, hypothecation or other disposition of an option, or levy of attachment or similar process upon the option not specifically permitted herein, shall be null and void and without effect, except that the Corporation may treat such act as an election to withdraw funds during a Purchase Period in accordance with Section 10 hereof. During a Participant's lifetime, his option(s) may be exercised only by him.

     13.  Dilution and Other Adjustments
          ------------------------------

          (a)  General.  If there is any change in the outstanding shares of
               -------
     Common Stock of the Corporation as a result of a merger, consolidation, reorganization, stock dividend, stock split distributable in shares, reverse stock split, or other change in the capital stock structure of the Corporation, the number of shares of Common Stock reserved for issuance under the Plan shall be correspondingly adjusted, and the Committee shall make such adjustments to options (including but not limited to the option price and the number of shares of Common Stock covered by each unexercised option), and to any provisions of this Plan as the Committee deems equitable to prevent dilution or enlargement of options or otherwise advisable to reflect such change.

          (b)  Merger or Asset Sale.  In the event of a proposed sale of all or
               --------------------
     substantially all of the assets of the Corporation, or the merger of the Corporation with or into another corporation, each outstanding option shall be assumed or an equivalent option substituted (in either case under terms substantially similar to the terms of the Plan) by the successor corporation or a parent or subsidiary of the successor corporation. In the event that the successor corporation fails to agree to assume or substitute the option, the Purchase Period then in progress shall be shortened by setting a new Purchase Date (the "New Purchase Date") and the Purchase Period then in progress shall end on the New Purchase Date. The New Purchase Date shall be before the date of the Corporation's proposed sale or merger. The Corporation shall notify each Participant in writing, at least ten (10) business days prior to the New Purchase Date, that the Purchase Date for the Participant's option has been changed to the New Purchase Date and that the Participant's option shall be exercised automatically on the New Purchase Date, unless prior to such date the Participant has withdrawn from the Purchase Period as provided in Section 10 or terminated employment as provided in Section 11.

     14.  Shareholder Approval of Adoption of Plan
          ----------------------------------------

          The Plan is subject to the approval of the Plan by the stockholders of the Corporation within 12 months of the date of adoption of the Plan by the Board. The Plan shall be null and void and of no effect if the foregoing condition is not fulfilled.

     15.  Limitations on Options
          ----------------------

          Notwithstanding any other provisions of the Plan:

          (a) The Corporation intends that options granted and Common Stock issued under the Plan shall be treated for all purposes as granted and issued under an employee stock purchase plan within the meaning of Section 423 of the Code and regulations issued thereunder. Any provisions required to be included in the Plan under Section 423 and regulations issued thereunder are hereby included as fully as though set forth in the Plan.

          (b) All employees shall have the same rights and privileges under the Plan, except that the amount of Common Stock which may be purchased by any employee pursuant to payroll deductions under the Plan shall bear a uniform relationship to the compensation of employees. All rules and determinations of the Committee in the administration of the Plan shall be uniformly and consistently applied to all persons in similar circumstances.

     16.  Amendment and Termination of the Plan
          -------------------------------------

          The Board may at any time and from time to time modify, amend, suspend or terminate the Plan or any option granted hereunder, provided that (i) shareholder approval shall be required of any amendment to the Plan to the extent required under Section 423 of the Code or other applicable law, rule or regulation; and (ii) no amendment to an option may materially and adversely affect any option outstanding at the time of the amendment without the consent of the holder thereof, except to the extent otherwise provided in the Plan. Upon termination of the Plan, certificate(s) for the full number of whole shares of Common Stock held for each Participant's benefit, the cash equivalent of any fractional shares held for each Participant and the cash, if any, credited to such Participant's account shall be distributed promptly to such Participant.

     17.  Designation of Beneficiary
          --------------------------

          The Committee, in its sole discretion, may authorize Participants to designate a person or persons as each such Participant's beneficiary, which beneficiary shall be entitled to the rights of the Participant in the event of the Participant's death to which the Participant would otherwise be entitled. The Committee shall have sole discretion to approve the form or forms of such beneficiary designations, to determine whether such beneficiary designations will be accepted, and to interpret such beneficiary designations. If a deceased Participant fails to designate a beneficiary, or if the designated beneficiary does not survive the Participant, any rights that would have been exercisable by the Participant and any benefits distributable to the

Participant shall be exercised by or distributed to the legal representative of the estate of the Participant.

     18.  Other Restrictions on Options and Shares
          ----------------------------------------

          The Corporation may impose such restrictions on any options and shares of Common Stock acquired upon exercise of options as it may deem advisable, including without limitation restrictions under the federal securities laws, the requirements of any stock exchange or similar organization and any blue sky or state securities laws applicable to such shares. Notwithstanding any other Plan provision to the contrary, the Corporation shall not be obligated to issue, deliver or transfer shares of Common Stock under the Plan or make any other distribution of benefits under the Plan, or take any other action, unless such delivery, distribution or action is in compliance with all applicable laws, rules and regulations (including but not limited to the requirements of the Securities Act of 1933, as amended). The Corporation may cause a restrictive legend to be placed on any certificate issued pursuant to an award hereunder in such form as may be prescribed from time to time by applicable laws and regulations or as may be advised by legal counsel.

     19.  Unfunded Plan; Retirement Plan
          ------------------------------

          (a) Neither a Participant nor any other person shall, by reason of the Plan, acquire any right in or title to any assets, funds or property of the Corporation or any related corporation, including, without limitation, any specific funds, assets or other property which the Corporation or any related corporation, in their discretion, may set aside in anticipation of a liability under the Plan. A Participant shall have only a contractual right to the Common Stock or amounts, if any, payable under the Plan, unsecured by any assets of the Corporation or any related corporation. Nothing contained in the Plan shall constitute a guarantee that the assets of such corporations shall be sufficient to pay any benefits to any person.

          (b) In no event shall any amounts accrued, distributable or payable under the Plan be treated as compensation for the purpose of determining the amount of contributions or benefits to which any person shall be entitled under any retirement plan sponsored by the Corporation or a related corporation that is intended to be a qualified plan within the meaning of Section 401(a) of the Code.

     20.  No Obligation To Exercise Options
          ---------------------------------

          The granting of an option shall impose no obligation upon a Participant to exercise such option.

     21.  Use of Funds
          ------------

          The proceeds received by the Corporation from the sale of Common Stock pursuant to options will be used for general corporate purposes, and the Corporation shall not be obligated to segregate such payroll deductions.

     22.  Withholding Taxes
          -----------------

          Upon the exercise of any option under the Plan, in whole or in part, or at the time of disposition of some or all of the Common Stock acquired pursuant to exercise of an option, a Participant must make adequate provision for the federal, state or other tax withholding obligations, if any, which arise from the exercise of the option or the disposition of the Common Stock. The Corporation shall have the right to require the Participant to remit to the Corporation, or to withhold from the Participant (or both) amounts sufficient to satisfy all federal, state and local withholding tax requirements prior to the delivery or transfer of any certificate or certificates for shares of Common Stock.

     23.  No Right of Continued Employment
          --------------------------------

          Nothing in the Plan or any option shall confer upon an employee the right to continue in the employment of the Corporation or any Subsidiary or affect any right, which the Corporation or any Subsidiary may have to terminate the employment of such employee. Except as otherwise provided in the Plan, all rights of a Participant with respect to options granted hereunder shall terminate upon the termination of employment of the Participant.

     24.  Notices
          -------

          Every direction, revocation or notice authorized or required by the Plan shall be deemed delivered to the Corporation (i) on the date it is personally delivered to the Corporation at its principal executive offices or
(ii) three business days after it is sent by registered or certified mail, postage prepaid, addressed to the Secretary at such offices, and shall be deemed delivered to an Eligible Employee (i) on the date it is personally delivered to him or (ii) three business days after it is sent by registered or certified mail, postage prepaid, addressed to him at the last address shown for him on the records of the Corporation or of any Subsidiary.

     25.  Applicable Law
          --------------

          To the extent not inconsistent with Section 423 of the Code and regulations thereunder, all questions pertaining to the validity, construction and administration of the Plan and options granted hereunder shall be determined in conformity with the laws of Delaware, without regard to the conflict of laws provisions of any state.

          IN WITNESS WHEREOF, this Clarus Corporation Employee Stock Purchase Plan has been executed in behalf of the Corporation effective as of the 13th day of June, 2000.

                              CLARUS CORPORATION

                              By: /s/ Stephen P. Jeffery
                                  ----------------------------
                              Name:   Stephen P. Jeffery
                              Title:  Chairman, Chief Executive
                                      Officer and President

Attest:

Mark D. Gagne, Secretary

[Corporate Seal]

                              CLARUS CORPORATION
                        ANNUAL MEETING OF SHAREHOLDERS
                          TO BE HELD ON JUNE 13, 2000
                                     Proxy


          This proxy is solicited on behalf of our Board of Directors. The undersigned hereby constitutes and appoints Stephen P. Jeffery and Mark D. Gagne, and each of them, the true and lawful attorneys and proxies for the undersigned, to act and vote all of the undersigned's capital stock of Clarus Corporation, a Delaware corporation, at the Annual Meeting of Stockholders to be held at Atlanta Marriot Alpharetta, 5750 Winward Parkway, Alpharetta, Georgia 30005, at 9:00 a.m. on June 13, 2000, and at any and all adjournments thereof, for the purposes of considering and acting upon the matters proposed by Clarus Corporation that are identified below. This proxy when properly executed will be voted in accordance with the specifications made herein by the undersigned stockholder. If no direction is made, this proxy will be voted FOR the election of the nominees for director listed below and all the other Proposals.

          1.   ELECTION OF CLASS II DIRECTORS

          (INSTRUCTION: To withhold authority to vote for any individual nominee, strike a line through the nominee's name below)

          FOR all nominees listed to the right         Tench Coxe
          (except as marked to the contrary) [_]       Donald L. House

          WITHHOLD authority to vote
          for all nominees                   [_]


          2. AMENDMENT TO OUR CERTIFICATE OF INCORPORATION TO INCREASE THE SHARES OF COMMON STOCK WE ARE AUTHORIZED TO ISSUE

          FOR [_]              AGAINST [_]              ABSTAIN [_]


          3.   AMENDMENT TO AND RESTATEMENT OF OUR STOCK INCENTIVE PLAN

          FOR [_]              AGAINST [_]              ABSTAIN [_]


          4.   ADOPTION OF AN EMPLOYEE STOCK PURCHASE PLAN

          FOR [_]              AGAINST [_]              ABSTAIN [_]

                             FOLD AND DETACH HERE
          -------------------------------------------------------------------

          In their discretion, the Proxies are authorized to vote on such other business as may properly come before the meeting or adjournment(s), including adjourning the Annual Meeting to permit, if necessary, further solicitation of proxies. This proxy may be revoked at any time prior to voting hereof.

          This proxy, when properly executed, duly returned and not revoked will be voted in accordance with the directions given by the undersigned stockholder. If no direction is made, it will be voted in favor of the election of nominees for director listed above and the other Proposals listed on this Proxy.

          Dated: ______________________________, 2000


          _________________________
          Signature(s)


          _________________________

          NOTE: Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If the signatory is a corporation, sign the full corporate name by a duly authorized officer.